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                                                   DAVIS GROWTH OPPORTUNITY FUND
                                                            DAVIS FINANCIAL FUND
                                                          DAVIS REAL ESTATE FUND
                                               DAVIS CONVERTIBLE SECURITIES FUND
                                                      DAVIS GOVERNMENT BOND FUND
                                                          DAVIS GOVERNMENT MONEY
                                                                     MARKET FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998





                                                              [DAVIS FUNDS LOGO]

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
Dear Fellow Shareholder:

MARKET OVERVIEW

1998 was a year when no one, including ourselves, seemed capable of consistently predicting the trend of the market. What lessons did we learn as managers (and the largest investors in our funds) from the market's volatile performance last year? The first lesson is that it pays to stay aboard for the long voyage with stocks inspite of occasional financial hurricanes. It's like being in a sailboat circling the globe. Most of the time you can't get off because you're in the middle of the ocean. You've got to ride out whatever storms may come your way.

The second lesson we learned is that to stay invested during turbulent times requires keeping within a circle of competence. Our expertise is buying growth at a value price based on rigorous research. Research is the North Star that guides us and gives us the conviction to hold fast even when we are bombarded with negative information.

The third lesson is that buying on market dips worked again. This suggests that rather than panicking and selling, it is better to keep on a steady course. One of the easiest ways to do this is to make investing a regular habit through up and down markets with a program of dollar cost averaging.(1)

The fourth lesson is that the Federal Reserve Board (the "Fed") really is the investor's friend. After the market declined 20% last year, the Fed moved aggressively to reduce interest rates.(2) With inflation low, the Fed appears to prefer nurturing slow, continuous growth through attempts to moderate the business cycle rather than driving the economy into recession. This reduces the risk that corporate earnings might collapse and may help avoid a big collapse in the stock market. Still, we have to keep in mind that the Fed was prepared to have a 20% market drop before it acted last year, and it might be willing to let the market drop 20% again.

Looking ahead, we are neither totally bearish nor euphorically bullish in the short run. Stock valuations are currently high but, at the same time, nothing succeeds like success. Financial assets have been successful for investors and are still benefiting from that momentum. In addition, huge money flows are being created by baby boomers saving for their retirement and by central banks around the world stimulating money-supply growth. A good bit of this money is spilling into the financial markets and marking prices up.

At the end of the day, we believe the strength and direction of earnings are likely to determine the market outlook in 1999. But the crosscurrents and variables that could affect earnings are numerous. What will happen to the U.S. dollar? Will the Euro be strong or weak? Will China devalue? Will Japan turn around? Will the Asian nations find the legal and political resolve to deal with their huge overhang of debt? Will the Fed raise interest rates or lower them further? What will happen on the American political scene? What about the potential for year 2000 computer disruptions?

While the market does face a number of potentially troublesome problems, there are few attractive alternatives to equities. Moreover, it is still possible to find good stocks to put on our shopping list because we live in a dynamic, constantly changing economy and the American business model still works. U.S. companies are undergoing another round of restructuring, consolidation and cost-cutting in order to concentrate on core businesses, improve bottom-line earnings and raise returns on capital.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
We approach the job of investing shareholders' money and our own pragmatically with the long-term in mind. We intend to remain fairly fully invested--trying every day to make sensible decisions, rather than getting carried away with an overly bullish or bearish stance. We emphasize firsthand research and meeting with company managements so we are prepared to act when opportunities arise. And we seek to buy stocks at pressure points when their prices have dipped temporarily.

If you take a 30-year view of the market, assume a starting level of 9,000 for the Dow and compound that figure at 7% annually, the Dow would be at 72,000 in three decades. Even if the Dow dropped to 6,000 and you compound that amount at 7% a year, the Dow would reach 48,000 in 30 years. Given those possibilities, we are not going to make market calls, we are just going to stay aboard for the long voyage.

Sincerely,

/s/ Shelby M.C. Davis

    Shelby M.C. Davis
    Chief Investment Officer

February 19, 1999

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS FINANCIAL FUND

PERFORMANCE OVERVIEW

+ The Davis Financial Fund outperformed its peer group, with the Class A shares generating a total return on net asset value of 14.17% for the one-year period and 25.53% for the five-year period ended December 31, 1998.(4) By way of comparison, the funds included in Lipper Analytical Services' financial services funds category provided average returns of 6.85% and 23.28% for the latest one-year and five-year periods, respectively.(5)

+     Morningstar  has  awarded  the  Fund's  Class A shares its  highest  *****
      (five-star) rating overall and for the latest three- and five-year periods.(6) According to Morningstar, "The fund's five-year record is now among the category's best....the fund remains a compelling option."(7)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q.  Could you recap the performance of financial stocks during 1998?

A. The first half of the year progressed favorably with financial stocks generally performing well and benefiting from benign trends in interest rates and inflation. The economy was healthy enough to keep consumer confidence and spending high but not too strong to overly worry investors about a significant Federal Reserve tightening. This "Goldilocks" economy combined with outstanding credit trends in corporate America and stable credit trends on the consumer side produced favorable earnings comparisons for most financial companies, particularly relative to the sluggish growth of the S&P 500. As a result, price/earnings multiples for financial stocks improved and relative multiples for banks approached 80% of the overall market--a level not achieved since the mid-1970s.

However, the investment climate changed dramatically in August due to very real concerns regarding the health of the worldwide economy and whether the United States would be pushed into recession. Among the negatives confronting investors were: serious recessions in several Southeast Asian countries; a banking crisis and weakened political leadership that were preventing Japan from helping its neighbors' economies recover; political instability in Indonesia; currency devaluations in many countries as well as the fear that these would lead to devaluations in China and Brazil, potentially triggering a new round of devaluations; and the threat that deflation would spread worldwide.

The final straw was Russia's devaluation and default on its debt, which shocked financial markets around the world and set off a flight to quality by nervous investors not seen in decades. Liquidity dried up dramatically and yield spreads on fixed-income securities widened significantly versus U.S. Treasuries. This created huge losses at many hedge funds and at the banks and investment banks that had either financed those hedge funds or traded in fixed-income securities. The necessary bailout of hedge fund Long-Term Capital Management, and the realization that such problems could jeopardize the health of the U.S. financial system made many investors reluctant to own financial stocks. As often happens during market panics, financial stocks were sold off almost indiscriminately, regardless of the actual risk exposures of individual companies.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. Why were financial stocks affected worse than the overall market?

A. The financial hurricane of 1998 reminded investors of the potential risk that accompanies leveraged institutions. The average bank has assets that are 12 to 14 times shareholders' equity, while the average investment bank can have leverage up to 30 times shareholders' equity. As a result, a meaningful decrease in asset values arising from lower prices on fixed-income securities or eroding loan quality can have a dramatically magnified impact on equity values. This leverage in the financial system is what unnerves investors during market reversals.

Q.  How did the Fund react during this volatile period?

A. Clearly, we were concerned about the tremendous uncertainty created by deteriorating economies and declining markets around the world. However, we felt that the Federal Reserve would do what it could to prevent a U.S. recession because inflation was no longer its primary near-term concern. We recognized that U.S. consumers were actually quite well off, with unemployment low and wages rising. Consumers were also benefiting from the ability to refinance mortgages at lower interest rates, from falling energy prices, and from the greater purchasing power associated with a strong dollar, which reduces the price of imports. So we used this period of volatility to build up our positions in consumer-oriented companies such as American Express, Progressive, Wells Fargo and Philip Morris.(8)

We also took advantage of a broad sell-off in consumer finance stocks that began when a crucial form of financing--loan securitization--dried up for subprime mortgage lenders. Many aggressive subprime lenders with overstated earnings and weak balance sheets would indeed be permanently damaged by losing this source of funding. Their shares prices rightfully plummeted. But share prices of ALL companies that use loan securitization as even a partial funding source were punished, regardless of the quality of their loan portfolios, balance sheets and funding alternatives. This created some outstanding buying opportunities--enabling us to add to our holdings of Household International and Providian Financial and establish positions in Capital One and MBNA at very advantageous prices.(8) It's an example of how being a research-intensive firm and knowing our companies intimately can allow us to capitalize on brief windows of opportunity when markets overreact to short-term issues.

Q.  What is your outlook for financial stocks?

A. Because financial stocks had steadily outperformed the overall market this past decade, we view their relative underperformance in 1998 as an inevitable natural occurrence. We remain excited that many of our favorite world-class financial companies with established franchises and talented managements can be purchased at 30% to 40% discounts to the S&P 500 despite what we believe is faster long-term growth potential. We continue to believe that financial stocks offer one of the most attractive investment opportunities over the next 20 years for several reasons. These reasons include:

+ Powerful demographic trends that should lead to higher savings rates and growing demand for financial products worldwide;

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

+ The deregulation of huge markets in Europe and Asia that should open up great growth opportunities for U.S. companies;

+ Tremendous consolidation within financial services industries that should lead to improving profit margins at surviving companies;

+     The continuing  emergence of brand-name companies that should increasingly
      gain  market   share  from   weaker   competitors   and   receive   higher
      price/earnings  multiples going forward;  and

+ Strong free cash flow that can be used to increase shareholder value through share repurchases, acquisitions and higher dividends.

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS REAL ESTATE FUND

PERFORMANCE OVERVIEW

+ The Davis Real Estate Fund (Class A shares at net asset value) declined 15.56% for the one-year period ended December 31, 1998.(4) By way of comparison, the Morgan Stanley REIT (Real Estate Investment Trust) Index declined 16.90% during the same time period.(9)

+ Over the three-year period ended December 31, 1998, the Fund's Class A shares generated an average annual total return on net asset value of 13.12% versus a return of 10.19% for the Morgan Stanley REIT Index.

+ In November 1998, Business Week selected the Davis Real Estate Fund as one of five "standout" REIT funds.(10)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Could you provide some perspective on the recent performance of the real estate industry?

A. Real estate stocks were one of the worst-performing market sectors last year. Yet by almost every measure other than stock prices, the real estate industry looks terrific. The earnings of real estate companies are outstanding. The new supply of real estate has slowed dramatically. The availability of financing for developers has decreased significantly, which lessens the chance for overbuilding. Dividend growth is strong, at about 5% a year, and yields on real estate stocks are at an unprecedented high level relative to U.S. Treasuries and utilities.(11) Moreover, we believe those yields appear safe except under a worst-case scenario, which we think is unlikely to happen.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

But while we see this long string of positives, the market doesn't. Instead, the market is seeing what happened last time, in the mid 1980s, when a huge amount of tax-oriented development came on-stream in all product categories nationwide just as the economy was collapsing. As the economy moved into recession in the late 1980s and early 1990s, demand for real estate plummeted, creating a supply-driven depression in real estate.

We see a very different environment today. We have an economy that looks like it is heading for a soft landing. While we have new supply of real estate coming, it is nowhere near the amounts of 10 or 15 years ago. Furthermore, with the economy growing pretty consistently for a decade, it's only natural that we need some selective development and new construction. However, investors appear to be walking into the future with their eyes on the past. And until that psychology turns, real estate stocks are likely to be in the doldrums.

Q.  Do you see any potential clouds on the horizon for the industry?

A. There are two possible concerns, but we are not overly worried about either of them. One is that if we have a protracted recession, particularly one that leads to a period of deflation, real estate would perform poorly, but we do not believe any worse than the rest of the stock market. The other is what could happen if the funding cycle is not truly under control and capital becomes overly plentiful again, resulting in another round of overbuilding and marginal development. We've seen no evidence of such easy-money conditions or freewheeling spending since the rebirth of the REIT industry in 1992, but it is something we always monitor.

Q. How have you positioned the Fund to take advantage of what you believe is this temporary drop in REIT valuations?

A. In this environment, we have concentrated the Fund's investments on high-quality REITs in diverse areas. Among our favorite holdings now are Home Properties, in the apartment arena; Centerpoint Properties, in the industrial sector; Vornado, a diversified REIT; Alexandria, in the medical office space sector; and JDN Realty, a shopping-center REIT.(8)

Q.  What is your outlook for the year ahead?

A. Looking at the companies we own, we see a very similar picture to last year. The primary difference between then and now is that last year the stocks were trading at 12 times earnings and today they're trading at nine times earnings-- the lowest level they've been in the past four years. We expect these companies to show earnings growth in the neighborhood of 8% in 1999 plus dividend yields of around 7%. These means total returns of 10% to 15% are possible, assuming multiples hold at their current level or better.(11)

If these companies generate earnings growth of 10% over the next year and the stocks don't advance, then they would be trading at six times earnings and probably yielding 9%, which wouldn't make any sense. At nine times earnings, we believe the case for owning these stocks is compelling, not only in dedicated real estate funds but in equity funds across the board--that is, unless you think the stock market overall will continue to return 20% to 25% a year forever, which we don't.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

We believe all the evidence is solidly in favor of real estate making a significant upward move. While we cannot predict when this might occur, we are extremely comfortable adding to our holdings of well-run companies that are capable of generating steadily increasing rental income and solid returns on capital. We think these quality companies will ultimately be accorded premium valuations in the market as other investors recognize their true worth.

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

+ The Davis Convertible Securities Fund (Class A shares at net asset value) declined 1.79% for the one-year period ended December 31, 1998.(4) In comparison, the 59 funds included in Lipper Analytical Services' convertible securities funds category provided an average return of 4.40% during the same time period.(5)

+ The Fund delivered average annual total returns of 17.83% for the three-year period, 14.09% for the five-year period, and 15.14% since its inception on May 1, 1992 through December 31, 1998.(4) This ranked the Fund seventh among the 37 funds in the Lipper convertible securities funds category for the latest three years, fourth among 25 such funds for the latest five years and third among 18 such funds in existence since the Fund's inception date.(5)

+     In  November  1998,   Ticker  magazine   selected  the  Davis  Convertible
      Securities Fund as one of three convertible funds "that over the long term have offered solid returns with relatively low volatility."(12)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q.  What is the Fund's overriding investment approach?

A. Convertible bonds can be exchanged for common stock of the issuing company and, therefore, share features of both stocks and bonds. Our goal is to use convertibles to provide investors with the opportunity to participate in equity-market total returns with a degree of downside protection.

Convertible securities are well-suited for a variety of market conditions. If the issuing company's common stock increases in price, the convertible security will generally appreciate in value. If the underlying share price falls, the income received as a bond provides some protection against declining stock prices. The Davis Convertible Securities Fund targets convertibles that we expect will participate in at least 80% of the underlying common stock's appreciation but that have only 50% of the downside risk if the price of the common stock falls.(13)

Q. How would you sum up the performance of the convertible market in 1998 and the outlook for the year ahead?

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

A. We have been saying for the past year that convertibles looked pricey. As it turned out, we were not entirely correct. Convertibles weren't just pricey, they were very pricey. Convertibles didn't rally nearly as much as the S&P 500 Index in 1998 because, relative to the S&P 500, they were expensive. Historically, investors buy convertibles with an "I get paid to wait" mentality. But investors get paid to wait only if convertibles offer attractive yields and if they can buy them without paying a huge premium to the underlying common stock price. Last year, convertible yields were relatively low while premiums were too high, a poor combination.

Looking ahead, the picture is brighter for 1999 because, after the poor performance of convertibles in 1998, the convertible market as a whole looks like a better value relative to the S&P 500 Index. In particular, the yield-to-premium relationship is more attractive now, which is a real positive. In other words, investors are getting more yield and paying smaller premiums than they did in 1998.

Q.  What's your strategy given the current market environment?

A. Part of the reason the Fund's performance lagged in 1998 was because two of our favorite groups, energy and real estate, were weak. We intend to maintain our focus on these two areas even though they are currently out of favor, and we have continued to upgrade the quality of our holdings in each of these groups in anticipation that they will perform quite well over the long term.

We have not, and will not, chase the sort of speculative companies that have performed well over the past year. While that has hurt our performance in the short run, we are confident that sticking with the long-term Davis investment discipline of buying growth companies at value prices is a proven method of building wealth over time.

Q.  What are some convertible issues you favor now?

A. Among recent purchases we've made for the portfolio are convertible issues of Sealed Air Corporation and IMAX Corporation. Sealed Air manufactures many types of protective and specialty packaging materials, as well as packaging systems. IMAX manufactures and designs projection and sound systems for large-screen theaters. Other significant Fund holdings include American Express, a global financial services provider, and Devon Energy, an international independent oil exploration and production company.(8)

As an asset class, we believe that convertibles can play an important role in any portfolio. They combine the benefits of equity ownership with the benefits of owning bonds.

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS GROWTH OPPORTUNITY FUND

PERFORMANCE OVERVIEW

The year 1998 was another difficult year for smaller company stocks relative to larger company shares and that was reflected in the performance of the Davis Growth Opportunity Fund. The Fund's Class A shares provided a total return on net asset value of 2.32% for the 12 months ended December 31, 1998(4) compared with a total return of 28.58% for the S&P 500 Index.(9) This is a disappointing result on both an absolute and relative basis.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

COMMENTARY BY CHRISTOPHER C. DAVIS

As of January 1, 1999, the management of the Davis Growth Opportunity Fund has been changed. The Fund will now be managed directly by Davis Selected Advisers instead of sub-advised by Tanaka Capital Management. Tanaka Capital diligently acted as the Fund's sub-adviser since 1987. We'd like to take this opportunity to thank Graham Tanaka for his many years of service in managing the portfolio. We wish him well.

Going forward, the Fund will be managed by a team made up of all our equity portfolio managers and research analysts, including myself, Andrew Davis and Ken Charles Feinberg, as well as our international manager, Jeffery Singer; our technology analyst, Dwight Blazin; and generalists, such as Bob Coleman.

This team will apply our Davis investment discipline--buying growth at value prices and holding for the long-term--to small and mid-sized companies. By and large, most future purchases will focus on companies with a market capitalization between $1 billion and $10 billion and, over time, we expect the fund to become a true mid-cap fund. However, the Fund continues to own significant positions in larger companies that Graham Tanaka was astute enough to purchase when they were much smaller than they are today, including Pfizer, Intel, Philip Morris and Fannie Mae.(8) We do not intend to sell any companies that are currently in the portfolio simply based on their size, but only based on investment considerations.

Given the Fund's focus on smaller companies and its greater concentration in fewer holdings, we expect these shares could be somewhat more volatile. But even in this high market, the entire research team is very excited about the price and growth of the companies that we are buying for the Fund.

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW

+ The Davis Government Bond Fund seeks to provide stable yet competitive current income consistent with capital preservation by investing in debt securities guaranteed or issued by the U.S. government.(14) Specifically, by emphasizing investments in the intermediate range of the bond maturity spectrum, the Fund seeks to smooth out performance and provide stability in a variety of market climates.(15)

+ The Fund's Class A shares generated a total return on net asset value of 6.31% for the one-year period ended December 31, 1998(4) versus an average return of 7.68% for the funds included in Lipper Analytical Services' Intermediate U.S. Government Funds category.(5)

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, PORTFOLIO MANAGER

Q.  What is the Davis Government Bond Fund's general strategy?

A. Our strategy is to create a well-diversified portfolio in terms of types of government securities, maturity lengths and call provisions--providing opportunities to capitalize on different interest-rate environments. Currently, the Fund's portfolio is divided roughly equally between mortgage-backed securities, including pass-through securities and collateralized mortgage obligations (CMOs), and U.S. government agency notes, including some issues that can be called by the issuer before maturity and some that cannot. Currently, the portfolio's duration is 4.8 years and its average life is 6.5 years.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, PORTFOLIO MANAGER- CONTINUED

The Fund's cautious approach offers downside protection in declining bond markets but may underperform in rising bond markets. In other words, the portfolio tends to hold up a bit better when interest rates back up or are variable. But the price we pay for this stability is that the Fund does not rally as well when rates go down as they did last year.(14)

Q.  Could you recap the bond market's performance in 1998?

A. If you just look at the year-over-year numbers, total returns were good on most types of securities last year, including U.S. government securities. However, that overlooks the volatility the markets experienced starting at the end of the summer when a liquidity crisis erupted because of concerns about the health of the global economy. This triggered a massive flight to quality and yield spreads on fixed-income securities widened dramatically relative to U.S. Treasury securities. While the liquidity crisis subsequently eased and yield spreads narrowed, spreads are still not as narrow as they were at the beginning of 1998.

This environment made long-term U.S. Treasury securities one of the best fixed-income investment to own last year. Long-term Treasuries did much better than government agency securities, which, in turn, did much better than mortgages--even though the quality differences among these various types of securities are fairly small. The Fund's performance generally lagged other intermediate U.S. government fund peers because its portfolio is a blend of intermediate-term government agency securities and mortgage securities.

Performance was also affected by the timing of cash inflows. The Fund's assets enjoyed good growth during the year, with cash inflows tending to be much stronger after market rallies when investment opportunities were, therefore, relatively less attractive.

Q.  How are you positioning the Fund in 1999?

A. We have been positioning the Fund to take advantage of market rallies if interest rates drop further as we anticipate. Specifically, we have been buying a variety of different securities, always with an eye toward lengthening maturity and always carefully weighing the trade-off between increasing call protection versus increasing yield. As an example, we recently purchased some relatively long, well-structured CMOs that offer call protection while also providing the yield advantage of mortgage-backed securities.(15) At the same time, we recognize the importance of continuing to maintain a disciplined approach with a diversified, all-weather portfolio so that the Fund is structured to benefit from various market conditions.

Q.  Why should investors choose a government bond fund?

A. A government bond fund can help create a strong foundation for any long-term investment plan. The Davis Government Bond Fund provides potentially higher monthly income than most short-term investments and can offer investors an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This annual report is furnished to you by Davis Distributors, LLC, which acts as the distributor for the Davis Series. This annual report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis Series that contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Neither dollar cost averaging nor any other mechanical system can guarantee a profit. Such a plan does not protect against loss in declining markets.

(2) There can be no assurance that the Federal Reserve Board will act to support stock prices or that the Federal Reserve Board's actions in the future might not hurt stock prices.

(3) This example illustrates the power of compounding over a 30-year period, and is not intended to be indicative of future investment results which may be higher or lower than the assumed rate.

(4) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for Class A shares for periods ended December 31, 1998.

* (WITHOUT a 4.75% Sales Charge taken into consideration for the period ended December 31, 1998)

             FUND NAME           1 YEAR   3 YEARS  5 YEARS     LIFE OF FUND
             ---------           ------   -------  -------     ------------
Davis Financial Fund A           14.17%    29.46%   25.53%   25.90% - 05/01/91
Davis Real Estate Fund A        (15.56%)   13.12%     NA     13.02% - 01/03/94
Davis Convertible Securities A   (1.79%)   17.83%   14.09%   15.14% - 05/01/92
Davis Growth Opportunity A        2.32%    15.76%     NA     21.45% - 12/01/94
Davis Government Bond Fund A      6.31%     5.86%     NA      7.21% - 12/01/94

** (WITH a 4.75% Sales Charge taken into consideration for the period ended December 31, 1998)

             FUND NAME           1 YEAR   3 YEARS  5 YEARS     LIFE OF FUND
             ---------           ------   -------  -------     ------------
Davis Financial Fund A            8.75%    27.39%   24.32%   25.09% - 05/01/91
Davis Real Estate Fund A        (19.58%)   11.30%     NA     11.93% - 01/03/94
Davis Convertible Securities A   (6.46%)   15.93%   12.99%   14.31% - 05/01/92
Davis Growth Opportunity A       (2.53)%   13.90%     NA     20.01% - 12/01/94
Davis Government Bond Fund A      1.30%     4.15%     NA      5.93% - 12/01/94

(5) Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(6) Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1998. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3, 5 and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the last 10% receive one star. The Class A shares of the Davis Financial Fund were rated against 2,802 and 1,702 domestic equity funds for the three- and five-year periods, respectively. Past performance is not a guarantee of future results.

(7) Source: Morningstar Mutual Funds, October 21, 1998.

(8) Portfolio holdings and portfolio manager opinions cited in this material are current at the time of printing but are subject to change. See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(9) The definitions of indexes quoted in this annual report appear below. Investments cannot be made directly in any of these indexes.

I.  The  Morgan  Stanley  REIT  (Real  Estate   Investment  Trust)  Index  is  a
capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 24, 1994.

II. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

(10) Source:  Business Week, November 23, 1998.

(11) We believe these returns to be reasonable estimates. There can be no guarantee of future performance.

(12) TICKER Magazine surveyed the universe of convertible funds to come up with three solid load funds that over the long term have offered solid returns with relatively low volatility.

(13) While we seek convertible securities meeting the 80%/50% rule, there can be no assurance that the convertible securities which the fund purchases will actually perform in line with our expectations.

(14) Prices of shares will vary, so that when redeemed, an investors shares could be worth more or less than their original cost.

(15) There can be no assurance that the Fund will be successful managing risk or achieve its investment objectives. Bonds must be tailored to each investor's individual needs.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1998
================================================================================

(The following two tables were depicted as pie charts in the printed material.)

    PORTFOLIO MAKEUP                                  SECTOR WEIGHTINGS
 (% OF FUND NET ASSETS)                             (% OF STOCK HOLDINGS)
 ----------------------                             ---------------------
Cash & Cash Equivalents,                  Energy                            4.9%
  Other Assets & Liabilities      5.5%    Retail                            8.9%
Common Stocks                    97.9%    Other                             2.6%
                                          Electronics                      10.9%
                                          Software                          9.8%
                                          Consumer Products                 6.2%
                                          Financial Services                7.8%
                                          Restaurants                       3.3%
                                          Pharmaceuticals                  21.2%
                                          Insurance                        10.2%
                                          Capital Equipment                11.1%

                                                                      % OF FUND
TOP 10 HOLDINGS                      SECTOR                           NET ASSETS
---------------                      ------                           ----------
AFLAC Inc.                           Insurance                          9.94%
Intel Corp.                          Electronics                        8.50%
Novellus Systems, Inc.               Capital Equipment                  6.73%
Pfizer, Inc.                         Pharmaceuticals                    6.14%
Philip Morris Cos., Inc.             Consumer Products                  6.12%
Staples, Inc.                        Retail                             5.83%
Business Objects S.A. - ADR          Software                           5.38%
KV Pharmaceutical Company            Pharmaceuticals                    4.52%
The Learning Company, Inc.           Software                           4.17%
Schering-Plough Corporation          Pharmaceuticals                    3.81%

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 1998 THROUGH DECEMBER 31, 1998

================================================================================

NEW POSITIONS ADDED (1/1/98-12/31/98)
(Highlighted positions are those greater than 0.99% of 12/31/98 total net assets)

                                                 DATE OF 1ST      % OF 12/31/98
SECURITY                     SECTOR               PURCHASE       FUND NET ASSETS
--------                     ------               --------       ---------------
Dell Computer Corporation    Electronics          03/09/98             --
FLIR SYSTEMS, INC.           ELECTRONICS          06/30/98           1.41%
THE LEARNING COMPANY, INC.   SOFTWARE             10/12/98           4.17%
The Money Store, Inc.        Financial Services   02/04/98             --
PAINE WEBBER GROUP, INC.     FINANCIAL SERVICES   12/03/98           1.92%
Three-Five Systems, Inc.     Electronics          02/03/98           0.72%

POSITIONS CLOSED (1/1/98-12/31/98)
(Gains and losses greater than $500,000 are highlighted)

                                                      DATE OF FINAL
SECURITY                         SECTOR                   SALE       GAIN/(LOSS)
--------                         ------                   ----       -----------
ADAPTEC, INC.                    ELECTRONICS          07/02/98        1,042,809
CENDANT CORP.                    COMMERCIAL           10/05/98       (3,601,499)
DELL COMPUTER CORPORATION        ELECTRONICS          08/28/98        2,231,614
FIRST UNION CORPORATION          FINANCIAL SERVICES   08/24/98          614,347
Unique Casual Restaurants, Inc.  Restaurants          11/12/98         (344,222)

DAVIS SERIES,  INC.

DAVIS GROWTH OPPORTUNITY FUND COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ................................ (2.53%)
 Life of Class (December 1, 1994
     through December 31, 1998)........... 20.01%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Growth Opportunity Fund ("DGOF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1998 the value of your investment would have grown to $21,064 - a 110.64% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                 S & P 500      DGOF-A
                                 ---------      ------
                    12/1/94       $10,000       $ 9,525
                   12/31/94       $10,305       $ 9,259
                   12/31/95       $14,164       $13,578
                   12/31/96       $17,407       $16,121
                   12/31/97       $23,206       $20,587
                   12/31/98       $29,825       $21,064

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND

COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS B SHARES
  (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................ (2.26%)
 Five Years............................... 14.90%
 Ten Years................................ 15.16%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Growth Opportunity Fund ("DGOF-B") on December 31, 1988. As the chart shows, by December 31, 1998 the value of your investment would have grown to $41,054 - a 310.54% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                S & P 500       DGOF-B
                                ---------       ------
                   12/31/88     10,000.00       $10,000
                   12/31/89     13,164.00       $13,998
                   12/31/90     12,756.00       $13,337
                   12/31/91     16,635.00       $18,796
                   12/31/92     17,901.00       $18,256
                   12/31/93     19,702.00       $20,293
                   12/31/94     19,962.00       $18,585
                   12/31/95     27,457.00       $27,030
                   12/31/96     33,758.00       $31,858
                   12/31/97     45,017.00       $40,403
                   12/31/98     57,845.00       $41,054

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND

COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS C SHARES
  (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................  0.51%
 Life of Class (August 15, 1997
     through December 31, 1998)........... (3.11%)

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Growth Opportunity Fund ("DGOF-C") on August 15, 1997 (inception of class). As the chart shows, by December 31, 1998 the value of your investment would have been $9,574 - a 4.26% decrease on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                 S & P 500       DGOF-C
                                 ---------       ------
                    8/15/97       $10,000       $10,000
                   12/31/97       $10,863        $9,434
                   12/31/98       $13,961        $9,574

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 1998.

CLASS Y SHARES
  (There is no sales charge applicable to this calculation.)

 One Year ............................... 2.18%
 Life of Class (September 18, 1997
     through December 31, 1998)........... (7.11%)

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Growth Opportunity Fund ("DGOF-Y") on September 18, 1997 (inception of class). As the chart shows, by December 31, 1998 the value of your investment would have been $9,096 - a 9.04% decrease on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                 S & P 500      DGOF-Y
                                 ---------      ------
                    9/18/97       $10,000       $10,000
                   12/31/97       $10,330        $8,902
                   12/31/98       $13,276        $9,096

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS  FINANCIAL FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1998
================================================================================
(The following two tables were depicted as pie charts in the printed material.)

    PORTFOLIO MAKEUP                                  SECTOR WEIGHTINGS
 (% OF FUND NET ASSETS)                             (% OF STOCK HOLDINGS)
 ----------------------                             ---------------------
Bonds                            0.2%     Restaurants                       4.5%
Common Stocks & Other                     Insurance                        29.9%
   Assets & Liabilities         99.8%     Technology                        3.3%
                                          Consumer Products                 7.5%
                                          Building Materials                6.0%
                                          Banking                          15.7%
                                          Diversified                       6.4%
                                          Other                             1.7%
                                          Financial Services               25.0%

                                                                      % OF FUND
TOP 10 HOLDINGS                         SECTOR                        NET ASSETS
---------------                         ------                        ----------
American Express Co.                    Financial Services              7.00%
Transatlantic Holdings Inc.             Insurance                       5.86%
Philip Morris Cos., Inc.                Consumer Products               5.66%
Wells Fargo & Co.                       Banks and Saving &
                                          Loan Associations             5.39%
Household International, Inc.           Financial Services              5.00%
McDonald's Corp.                        Restaurant & Food               4.54%
Berkshire Hathaway, Inc. (Class A)      Diversified                     4.25%
Providian Financial Corporation         Financial Services              4.18%
Citigroup                               Financial Services              3.90%
Martin Marietta Materials, Inc.         Building Materials              3.79%

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
PORTFOLIO ACTIVITY JANUARY 1, 1998 THROUGH DECEMBER 31, 1998
================================================================================
NEW POSITIONS ADDED  (1/1/98-12/31/98)
(Highlighted positions are those greater than 0.99% of 12/31/98 total net assets)

                                                                   DATE OF 1ST   % OF 12/31/98
SECURITY                               SECTOR                       PURCHASE    FUND NET ASSETS
--------                               ------                       --------    ---------------
ACE, LTD.                              INSURANCE                    04/22/98           1.09%
Annuity and Life Re
  (Holdings), Ltd.                     Insurance                    04/08/98           0.21%
The Boeing Company                     Aerospace/Defense            04/16/98           --
CAPITAL ONE FINANCIAL CORP.            FINANCIAL SERVICES           10/14/98           1.17%
Chartwell Re Corp.                     Insurance                    02/24/98           --
Dover Corp.                            Diversified Manufacturing    01/14/98           0.62%
Fifth Third Bancorp                    Banks and Savings
                                         & Loan Associations        05/06/98           0.44%
HASBRO, INC.                           CONSUMER PRODUCTS            03/20/98           1.47%
HORACE MANN EDUCATORS CORP.            INSURANCE                    06/19/98           1.26%
HSB Group, Inc.                        Insurance                    01/26/98           0.56%
Markel Corporation                     Insurance                    05/13/98           0.14%
MBNA CORPORATION                       FINANCIAL SERVICES           10/06/98           1.27%
The MONY Group Inc.                    Insurance                    11/10/98           --
RELIASTAR FINANCIAL CORP.              INSURANCE                    02/12/98           2.61%
RLI CORP.                              INSURANCE                    04/16/98           1.74%
Texas Instruments Inc.                 Technology                   02/20/98           --
TYCO INTERNATIONAL LTD.                DIVERSIFIED MANUFACTURING    12/24/98           1.53%
United Dominion Industries Limited     Building Materials           02/25/98           --

POSITIONS CLOSED
(1/1/98-12/31/98)
(Gains and losses greater than $500,000 are highlighted)

                                                                DATE OF FINAL
SECURITY                             SECTOR                         SALE        GAIN/(LOSS)
--------                             ------                         ----        -----------
AIRTOUCH COMMUNICATIONS, INC.        TELECOMMUNICATIONS           10/13/98       1,379,603
ALLIED GROUP, INC.                   INSURANCE                    10/02/98       2,642,234
AON CORPORATION                      INSURANCE                    11/05/98         767,366
Archer-Daniels-Midland Co.           Agriculture                  06/26/98          78,588
Argonaut Group, Inc.                 Insurance                    11/17/98        (177,570)
BAYARD DRILLING TECHNOLOGIES, INC.   ENERGY                       06/26/98      (1,490,483)
W.R. Berkley Corp.                   Insurance                    11/06/98         210,885
THE BOEING COMPANY                   AEROSPACE/DEFENSE            09/02/98      (1,758,174)
Burlington Northern Santa Fe         Railroad                     08/11/98         245,967
Burlington Resources, Inc.           Energy                       07/10/98         209,223
Chartwell Re Corp.                   Insurance                    10/14/98        (419,406)
Chicago Title Corp.                  Insurance                    08/18/98         202,382
Cooper Cameron Corporation           Energy                       10/13/98        (216,884)
GREENPOINT FINANCIAL CORP.           BANKS AND SAVINGS
                                       & LOAN ASSOCIATIONS        08/18/98       1,001,318

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
PORTFOLIO ACTIVITY JANUARY 1, 1998 THROUGH DECEMBER 31, 1998-CONTINUED
================================================================================
POSITIONS CLOSED (1/1/98-12/31/98)-CONTINUED
(Gains and losses greater than $500,000 are highlighted)

                                                               DATE OF FINAL
SECURITY                                  SECTOR                   SALE          GAIN/(LOSS)
--------                                  ------                   ----          -----------
HALLIBURTON CO.                       ENERGY                       09/09/98         (652,808)
JEFFERIES GROUP,  INC.                FINANCIAL SERVICES           09/09/98        1,238,385
KOMAG INC.                            TECHNOLOGY                   06/26/98         (921,259)
The MONY Group Inc.                   Insurance                    11/11/98           25,008
J.P. MORGAN & CO., INC.               BANKS AND SAVINGS
                                        & LOAN ASSOCIATIONS        08/31/98          682,234
NESTLE S.A. (SPONSORED
  ADR FOR REG. SHRS.)                 CONSUMER PRODUCTS            10/08/98        1,765,966
NIKE, INC.                            FOOTWARE                     08/17/98       (3,558,462)
Novartis - ADR                        Pharmaceuticals              10/09/98         (167,250)
NOVELLUS SYSTEMS, INC.                TECHNOLOGY                   08/19/98          895,070
SMITH INTERNATIONAL, INC.             ENERGY                       10/13/98       (1,304,687)
TCF FINANCIAL CORP.                   BANKS AND SAVINGS            11/05/98        1,744,393
                                          & LOAN ASSOCIATIONS
TEXAS INSTRUMENTS INC.                TECHNOLOGY                   10/09/98         (718,798)
Trenwick Group, Inc.                  Insurance                    11/23/98          (19,839)
UNION PACIFIC CORP.                   RAILROAD                     08/11/98       (1,275,072)
United Dominion Industries Limited    Building Materials           08/12/98          (13,309)
USA Networks, Inc.                    Consumer Products            08/11/98          529,717

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ................................  8.75%
 Five Year ............................... 24.32%
 Life of Class (May 1, 1991
     through December 31, 1998)........... 25.09%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Financial Fund ("DFF-A") on May 1, 1991 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1998 the value of your investment would have grown to $55,742 - a 457.42% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                   S & P 500       DFF-A
                                   ---------       -----
                       5/1/91       $10,000        $9,525
                     12/31/91       $11,234       $11,733
                     12/31/92       $12,089       $15,567
                     12/31/93       $13,302       $17,882
                     12/31/94       $13,482       $17,068
                     12/31/95       $18,531       $25,689
                     12/31/96       $22,774       $33,780
                     12/31/97       $30,361       $48,822
                     12/31/98       $39,021       $55,742

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS B SHARES

  (This calculation includes any applicable contingent deferred sales charge.)
 One Year ...............................    9.21%
 Life of Class (December 27, 1994
     through December 31, 1998)...........  32.56%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Financial Fund ("DFF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 1998 the value of your investment (less applicable contingent deferred sales charges) would have grown to $30,999 - a 209.99% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                   S & P 500       DFF-B
                                   ---------       -----
                     12/27/94       $10,000       $10,000
                     12/31/94       $10,003        $9,910
                     12/31/95       $13,749       $14,766
                     12/31/96       $16,897       $19,238
                     12/31/97       $22,526       $27,559
                     12/31/98       $28,951       $30,999

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS C SHARES
  (This calculation includes any applicable contingent deferred sales charge.)

 One Year ...............................  12.26%
 Life of Class (August 12, 1997
     through December 31, 1998)........... 16.77%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Financial Fund ("DFF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 1998 the value of your investment would have grown to $12,397 - a 23.97% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                   S & P 500       DFF-C
                                   ---------       -----
                      8/12/97       $10,000       $10,000
                     12/31/97       $10,562       $10,945
                     12/31/98       $13,574       $12,397

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS Y SHARES
  (There is no sales charge applicable to this calculation.)

 One Year ...............................  14.58%
 Life of Class (March 10, 1997
     through December 31, 1998)........... 23.90%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Financial Fund ("DFF-Y") on March 10, 1997 (inception of class). As the chart shows, by December 31, 1998 the value of your investment would have grown to $14,741 - a 47.41% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                   S & P 500       DFF-Y
                                   ---------       -----
                      3/10/97       $10,000       $10,000
                     12/31/97       $12,137       $12,866
                     12/31/98       $15,598       $14,741

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1998
================================================================================
(The following two tables were depicted as pie charts in the printed material.)

    PORTFOLIO MAKEUP                                  SECTOR WEIGHTINGS
 (% OF FUND NET ASSETS)                             (% OF STOCK HOLDINGS)
 ----------------------                             ---------------------
Other Assets & Liabilities        1.9%    Insurance                         3.1%
Common Stocks                    30.7%    Energy                           15.2%
Preferred Stocks                 39.4%    Financial Services               17.8%
Bonds                            28.0%    Banks and Savings & Loan
                                          Associations                      4.7%
                                          Other                            12.7%
                                          Technology                        9.3%
                                          Real Estate                      27.5%
                                          Industrial                        9.7%


                                                                      % OF FUND
TOP 10 HOLDINGS                                    SECTOR             NET ASSETS
---------------                                    ------             ----------
Sealed Air Corp., $2.00, Ser. A Cum. Conv. Pfd.    Industrial             5.41%
SunAmerica, Inc.                                   Financial Services     4.20%
American Express Credit, Conv. Notes,
  1.125%, 02/19/03                                 Financial Services     3.84%
Vornado Realty Trust                               Diversified (REIT)     3.67%
General Growth Properties, 7.25%, Cum. Conv. Pfd.  Diversified (REIT)     3.67%
Republic National Bank NY, Conv. Sr. Notes,
  1.875%, 08/12/02                                 Financial Services     3.29%
Hewlett-Packard Company                            Technology             3.23%
Devon Financing Trust, $3.25, Conv. Pfd.           Energy                 2.83%
CalEnergy Capital Trust II, 6.25%, Conv. Pfd.      Energy                 2.75%
Banc One Corporation                               Banks and Savings
                                                    & Loan Associations   2.39%

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO  ACTIVITY JANUARY 1, 1998 THROUGH DECEMBER 31, 1998
================================================================================
NEW POSITIONS ADDED (1/1/98-12/31/98)
(Highlighted Positions are those greater than 0.99% of 12/31/98 total net assets)

                                                                          DATE OF 1ST     % OF 12/31/98
SECURITY                                        SECTOR                      PURCHASE     FUND NET ASSETS
--------                                        ------                      --------     ---------------
AIRTOUCH COMMUNICATIONS, INC., 6.00%,
       SER. B CONV. PFD.                        COMMUNICATIONS              07/02/98          1.65%
AMERICAN EXPRESS COMPANY                        FINANCIAL SERVICES          08/12/98          1.64%
AMERICAN EXPRESS CREDIT, CONV. NOTES,
       1.125%, 02/19/03                         FINANCIAL SERVICES          02/13/98          3.84%
BELL ATLANTIC FINANCIAL SERVICES, SERIES 144A,
       5.75%, 04/01/03                          FINANCIAL SERVICES          02/12/98          1.22%
CalEnergy Company, Inc.                         Energy                      12/15/98          0.37%
Conseco Finance Trust IV, 7.00%,
       Ser. F Cum. Conv. Pfd.                   Financial Services          03/20/98          0.60%
Crescent Real Estate Equities, 6.75%,
       Ser. A Conv. Pfd.                        Office/Industrial (REIT)    02/13/98          0.93%
Devon Energy Corp.                              Energy                      08/19/98          0.90%
EQUITY OFFICE PROPERTIES TRUST, 5.25%,
       CUM. CONV. PFD.                          OFFICE/INDUSTRIAL (REIT)    02/13/98          2.08%
Family Golf Centers, Inc., Conv. Sub. Notes,
       5.75%, 10/15/04                          Golf                        03/18/98          0.55%
GENERAL GROWTH PROPERTIES, 7.25%,
       CUM. CONV. PFD.                          DIVERSIFIED (REIT)          06/05/98          3.67%
GLENBOROUGH REALTY TRUST, 7.75%,
       SER. A CONV. PFD.                        DIVERSIFIED (REIT)          01/29/98          1.46%
HEWLETT-PACKARD COMPANY                         TECHNOLOGY                  08/19/98          3.23%
IMAX CORP., CONV. SUB. DEB.,
       5.75%, 04/01/03                          INDUSTRIAL                  08/13/98          1.67%
INTEL CORP.                                     TECHNOLOGY                  03/13/98          1.22%
Motorola, Inc.                                  Technology                  04/15/98          0.44%
NEWS AMERICA HOLDINGS, CONV. SUB. DEB.,
       ZERO CPN., 03/11/13                      MULTIMEDIA                  03/17/98          2.21%
Premier Parks, Inc., 7.50%, Cum. Conv. Pfd.     Theme Parks                 03/26/98          0.63%
RECKSON ASSOC. REALTY, 7.625%, SER. A
       CUM. CONV. PFD.                          OFFICE/INDUSTRIAL (REIT)    04/17/98          1.66%
SEALED AIR CORP., $2.00, SER. A
       CUM. CONV. PFD.                          INDUSTRIAL                  08/13/98          5.41%
SL GREEN REALTY CORP., 8.00%,
       CUM. CONV. PFD.                          OFFICE/INDUSTRIAL (REIT)    05/12/98          1.99%
SunAmerica, Inc., Depository Shares
       $2.78, Ser. D Conv. Pfd.                 Financial Services          08/20/98            --
UNION PACIFIC CAP. TRUST, 6.25%, SER. 144A
       CUM. CONV. PFD.                          TRANSPORTATION              03/27/98          1.16%
XEROX CORP., 144A CONV. SUB. NOTES,
       ZERO CPN., 04/12/18                      INDUSTRIAL                  04/16/98          2.10%

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 1998 THROUGH DECEMBER 31, 1998 - CONTINUED
================================================================================
POSITIONS  CLOSED  (1/1/98-12/31/98)
(Gains and losses greater than $500,000 are highlighted)

SECURITY                                         SECTOR                    DATE OF FINAL SALE      GAIN/(LOSS)
--------                                         ------                    ------------------      -----------
AIRTOUCH COMMUNICATIONS, INC., 4.25%,
       SER. C CONV. PFD                         COMMUNICATIONS                  07/02/98            1,753,534
Archstone Communities Tr Ser. A. Conv. Pfd.     Multi-Family Housing (REITS)    10/08/98              (57,395)
Burlington Northern Santa Fe Corp.              Transportation/Rail             12/14/98              433,868
Crescent Operating, Inc.                        Office/Industrial
                                                    (REITS/REOCS)               12/14/98             (113,153)
CRESCENT REAL ESTATE EQUITIES COMPANY           OFFICE/INDUSTRIAL
                                                    (REITS/REOCS)               02/13/98            1,355,878
FELCOR SUITE HOTELS, INC., $1.95, SER. A
       CONV. PFD.                               HOTELS                          12/15/98             (633,620)
HVIDE CAPITAL TRUST, 6.50%, SER. 144A
       CONV. PFD.                               MARINE SUPPORT                  12/14/98           (1,120,314)
Leucadia National Corp.                         Insurance                       12/14/98               30,832
M.L.-SunAmerica Inc., 7.25%, Conv. Pfd.         Financial Services              08/21/98              133,360
Noble Drilling Corp.                            Energy                          12/14/98              (29,441)
PHYCOR INC., CONV. SUB. DEB., 4.50%, 02/15/03   MEDICAL SERVICES                10/09/98             (586,150)
Prologis Trust, 7.00%, Ser. B Conv. Pfd.        Financial Services              10/08/98               29,688
Thermo Electron Corp., 144A Conv. Sub
       Deb., 4.25%, 01/01/03                    Engineering                     10/08/98              (85,000)
U.S. Office Products Co., Conv. Sub. Notes,
       5.50%, 02/01/01                          Office Supplies                 05/26/98             (149,375)
Waste Management Inc., Conv. Sub. Notes,        Pollution Control/ Waste
         4.00%, 02/01/02                        Management                      12/14/98              232,500

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
 Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ...............................   (6.46%)
 Five Year ..............................   12.99%
 Life of Class (May 1, 1992
    through December 31, 1998)...........   14.31%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Convertible Securities Fund ("DCSF-A") on May 1, 1992 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1998 the value of your investment would have grown to $24,400 - a 144.00% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                   S & P 500      DCSF-A
                                   ---------      ------
                       5/1/92       $10,000        $9,525
                     12/31/92       $10,802       $10,764
                     12/31/93       $11,886       $12,621
                     12/31/94       $12,047       $11,773
                     12/31/95       $16,558       $14,914
                     12/31/96       $20,350       $19,308
                     12/31/97       $27,130       $24,846
                     12/31/98       $34,867       $24,400

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS B SHARES

  (This calculation includes any applicable contingent deferred sales charge.)
 One Year ..................................  (6.39%)
 Life of Class (February 3, 1995
     through December 31, 1998).............  18.23%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Convertible Securities Fund ("DCSF-B") on February 3, 1995 (inception of class). As the chart shows, by December 31, 1998 the value of your investment (less applicable contingent deferred sales charges) would have grown to $19,249 - a 92.49% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                   S & P 500       DCSF-B
                                   ---------       ------
                       2/3/95       $10,000       $10,000
                     12/31/95       $13,188       $12,233
                     12/31/96       $16,208       $15,684
                     12/31/97       $21,608       $19,973
                     12/31/98       $27,771       $19,249

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS C SHARES

  (This calculation includes any applicable contingent deferred sales charge.)
 One Year ..................................  (3.55%)
 Life of Class (August 12, 1997
     through December 31, 1998).............   3.28%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Convertible Securities Fund ("DCSF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 1998 the value of your investment would have grown to $10,457 - a 4.57% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                   S & P 500       DCSF-C
                                   ---------       ------
                      8/12/97       $10,000       $10,000
                     12/31/97       $10,562       $10,738
                     12/31/98       $13,574       $10,457

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

  CLASS Y SHARES
  (There is no sales charge applicable to this calculation.)

  One Year .................................(1.46%)
  Life of Class (November 13, 1996
    through December 31, 1998)..............15.44%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Convertible Securities Fund ("DCSF-Y") on November 13, 1996 (inception of class). As the chart shows, by December 31, 1998 the value of your investment would have grown to $13,581 - a 35.81% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                   S & P 500       DCSF-Y
                                   ---------       ------
                     11/13/96       $10,000       $10,000
                     12/31/96       $10,183       $10,701
                     12/31/97       $13,576       $13,782
                     12/31/98       $17,448       $13,581

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1998
================================================================================

(The following two tables were depicted as pie charts in the printed material.)

    PORTFOLIO MAKEUP                                  SECTOR WEIGHTINGS
 (% OF FUND NET ASSETS)                             (% OF STOCK HOLDINGS)
 ----------------------                             ---------------------
Preferred Stocks               6.3%       Malls                             3.1%
Convertible Bonds              0.5%       Diversified                       4.5%
Common Stocks                 90.9%       Resorts/Theme Parks               4.9%
Cash, Short-term Bonds                    Real Estate                      84.3%
 & Other Assets                2.3%       Other                             3.0%


                                                                    % OF FUND
TOP 10 HOLDINGS                        SECTOR                       NET ASSETS
---------------                        ------                       ----------
Home Properties of New York, Inc.      Apartments (REITS)              4.70%
Vornado Realty Trust                   Diversified (REITS)             4.11%
Boardwalk Equities, Inc.               Apartments (REITS)              3.92%
Alexandria Real Estate Equities, Inc.  Office Space (REITS)            3.72%
JDN Realty Corp.                       Shopping Centers (REITS)        3.27%
General Growth Properties, 7.25%,
  Conv. Pfd.                           Malls                           3.24%
Premier Parks Inc.                     Resorts/Theme Parks             3.14%
Rouse Company                          Diversified (REITS)             3.09%
Boston Properties, Inc.                Office Space (REITS)            3.07%
Public Storage, Inc.                   Storage (REITS)                 2.78%

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO ACTIVITY - JANUARY 1, 1998 THROUGH DECEMBER 31, 1998
================================================================================
NEW POSITIONS ADDED (1/1/98-12/31/98)
(Highlighted Positions are those greater than 0.99% of 12/31/98 total net assets)

                                                                      DATE OF 1ST     % OF 12/31/98
SECURITY                                       SECTOR                  PURCHASE      FUND NET ASSETS
--------                                       ------                  --------      ---------------
AMB PROPERTY CORPORATION                       DIVERSIFIED (REITS)     03/17/98          1.60%
BRANDYWINE REALTY TRUST                        OFFICE SPACE (REITS)    01/29/98          1.08%
CENTERPOINT PROPERTIES CORP. PRIVATE           INDUSTRIAL (REITS)      04/02/98          2.33%
Cornerstone Properties, Inc.                   Office Space (REITS)    02/03/98            --
General Growth Properties, Inc.                Malls (REITS)           08/07/98          0.46%
GENERAL GROWTH PROPERTIES, 7.25%, CONV. PFD.   MALLS                   06/05/98          3.24%
MEDITRUST COMPANIES                            HEALTH CARE (REITS)     11/25/98          2.74%
OMNIAMERICA, INC.                              WIRELESS EQUIPMENT/
                                                   REAL ESTATE         09/15/98          1.96%
PS Business Parks, Inc.                        Office Space (REITS)    05/21/98            --
Rouse Company, Conv. Sub. Dev.,
       5.75%, 07/23/02                         Diversified             05/28/98          0.49%
SL Green Realty Corp., 8.00%,
       Cum. Conv. Pfd                          Office                  05/12/98          0.90%
Specialty Teleconstructors, Inc.               Wireless Equipment/
                                                   Real Estate         07/17/98            --
THE ST. JOE COMPANY                            DIVERSIFIED             04/15/98          1.13%
Vail Resorts, Inc.                             Resorts/Theme Parks     03/18/98          1.68%

POSITIONS CLOSED (1/1/98-12/31/98)
(Gains and losses greater than $500,000 are highlighted)

SECURITY                                   SECTOR                DATE OF FINAL SALE    GAIN/(LOSS)
--------                                   ------                ------------------    -----------
Archstone Communities Trust, Inc.      Multi-Family Housing           08/10/98           (371,386)
                                            (REITS)
Archstone Communities Tr Ser. A.       Multi-Family Housing           08/07/98             79,204
  Conv. Pfd.                                (REITS)
Arden Realty, Inc.                     Office Space (REITS)           06/08/98             37,564
Boykin Lodging Company                 Hotels & Lodging (REITS)       06/11/98           (218,673)
Bristol Hotel Co.                      Hotels & Lodging               06/29/98            371,224
CarrAmerica Realty Corp.               Office Space (REITS)           06/25/98            168,211
CCA Prison Realty Trust                Diversified (REITS)            06/25/98           (310,123)
Chelsea GCA Realty Inc.                Retail (REITS)                 06/17/98            370,936
CORNERSTONE PROPERTIES, INC.           OFFICE SPACE (REITS)           09/22/98         (1,073,664)
Duke Realty Investments, Inc.          Diversified (REITS)            06/25/98            444,840
FELCOR SUITE HOTELS, INC.              HOTELS & LODGING (REITS)       09/16/98         (3,043,752)
FIRST INDUSTRIAL REALTY TRUST          INDUSTRIAL (REITS)             08/11/98           (669,585)
First Union Real Estate Investments    Diversified (REITS)            06/16/98           (365,405)
Host Marriott Corp.                    Hotels & Lodging               06/08/98            397,410
IRT Property Company                   Retail (REITS)                 06/09/98           (101,971)

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO ACTIVITY - JANUARY 1, 1998 THROUGH DECEMBER 31, 1998 - CONTINUED
================================================================================
POSITIONS CLOSED (1/1/98-12/31/98) - CONTINUED

SECURITY                                        SECTOR                DATE OF FINAL SALE    GAIN/(LOSS)
--------                                        ------                ------------------    -----------
IRVINE APARTMENT COMMUNITIES, INC.          APARTMENTS (REITS)             07/02/98            753,844
Kilroy Realty Corporation                   Office Space (REITS)           06/08/98             98,824
KIMCO REALTY CORP.                          RETAIL (REITS)                 09/03/98            501,416
Liberty Property Trust                      Industrial (REITS)             09/23/98           (435,599)
The Macerich Co.                            Retail (REITS)                 06/12/98            453,069
Meristar Hospitality Corp.Rights            Hotels & Lodging               08/31/98             (1,665)
National Golf Properties, Inc.              Golf (REITS)                   06/25/98           (112,448)
Pacific Gulf Properties, Inc.               Diversified (REITS)            07/06/98           (144,352)
Pennsylvania Real Estate Investment Trust   Apartments (REITS)             06/24/98             (6,027)
Prentiss Properties Trust                   Office Space (REITS)           07/02/98            (36,798)
PS BUSINESS PARKS, INC.                     OFFICE SPACE (REITS)           09/23/98           (894,618)
SERVICO, INC.                               HOTELS & LODGING               08/18/98         (1,636,129)
SUNSTONE HOTEL INVESTORS, INC.              HOTELS & LODGING (REITS)       07/08/98           (550,668)
Tower Realty Trust, Inc.                    Office Space (REITS)           06/16/98           (256,274)
Urban Shopping Centers Inc.                 Retail (REITS)                 06/08/98            238,598
Weingarten Realty Investors                 Retail (REITS)                 06/12/98             74,999

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Period ended December 31, 1998.

 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ...............................(19.58%)
 Life of Class (January 3, 1994
     through December 31, 1998)...........11.93%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Real Estate Fund ("DREF-A") on January 3, 1994 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1998 the value of your investment would have grown to $17,559 - a 75.59% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                   S & P 500      DREF-A
                                   ---------      ------
                       1/3/94       $10,000       $ 9,525
                     12/31/94       $10,158       $10,306
                     12/31/95       $13,961       $12,131
                     12/31/96       $17,158       $16,625
                     12/31/97       $22,875       $20,794
                     12/31/98       $29,399       $17,559

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS B SHARES
  (This calculation includes any applicable contingent deferred sales charge.)

 One Year .................................  (19.48%)
 Life of Class (December 27, 1994
     through December 31, 1998)............   13.07%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Real Estate Fund ("DREF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 1998 the value of your investment (less applicable contingent deferred sales charges) would have grown to $16,375 - a 63.75% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                   S & P 500       DREF-B
                                   ---------       ------
                     12/27/94       $10,000       $10,000
                     12/31/94       $10,003       $10,089
                     12/31/95       $13,749       $11,741
                     12/31/96       $16,897       $15,968
                     12/31/97       $22,526       $19,781
                     12/31/98       $28,951       $16,375

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS C SHARES
  (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................. (17.01%)
 Life of Class (August 13, 1997
     through December 31, 1998)............  (5.02%)

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Real Estate Fund ("DREF-C") on August 13, 1997 (inception of class). As the chart shows, by December 31, 1998 the value of your investment would have been $9,312 - a 6.88% decrease on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

The following table was depicted as a line chart in the printed material.)

                                   S & P 500       DREF-C
                                   ---------       ------
                      8/13/97       $10,000       $10,000
                     12/31/97       $10,613       $11,112
                     12/31/98       $13,640        $9,312

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
  Average Annual Total Return For the Period ended December 31, 1998.

  CLASS Y SHARES
  (There is no sales charge applicable to this calculation.)

  One Year ................................(15.20%)
  Life of Class (November 8, 1996
    through December 31, 1998).............  8.85%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Real Estate Fund ("DREF-Y") on November 8, 1996 (inception of class). As the chart shows, by December 31, 1998 the value of your investment would have grown to $11,994 - a 19.94% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                   S & P 500       DREF-Y
                                   ---------       ------
                      11/8/96       $10,000       $10,000
                     12/31/96       $10,188       $11,289
                     12/31/97       $13,582       $14,145
                     12/31/98       $17,455       $11,994

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ..................................  1.30%
 Life of Class (December 1, 1994
     through December 31, 1998).............  5.93%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Government Bond Fund ("DGBF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1998 the value of your investment would have grown to $12,653 - a 26.53% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                 Lehman Index      DGBF-A
                                 ------------      ------
                      12/1/94       $10,000       $ 9,525
                     12/31/94       $10,032       $ 9,539
                     12/31/95       $11,485       $10,666
                     12/31/96       $11,941       $11,029
                     12/31/97       $12,856       $11,902
                     12/31/98       $13,967       $12,653

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS B SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS B SHARES
  (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................ 1.38%
 Five Years............................... 4.60%
 Ten Years................................ 6.00%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Government Bond Fund ("DGBF-B") on December 31, 1988. As the chart shows, by December 31, 1998 the value of your investment would have grown to $17,911 - a 79.11% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                  Lehman Index    DGBF-B
                                  ------------    ------
                     12/31/88       $10,000       $10,000
                     12/31/89       $11,268       $10,945
                     12/31/90       $12,345       $11,614
                     12/31/91       $14,091       $13,050
                     12/31/92       $15,074       $13,591
                     12/31/93       $16,318       $14,093
                     12/31/94       $15,984       $13,956
                     12/31/95       $18,299       $15,438
                     12/31/96       $19,025       $15,867
                     12/31/97       $20,483       $16,997
                     12/31/98       $22,254       $17,911

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS C SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX
================================================================================
  Average Annual Total Return for the Periods ended December 31, 1998.

 CLASS C SHARES
  (This calculation includes any applicable contingent deferred sales charge.)

 One Year ...................................4.42%
 Life of Class (August 19, 1997
     through December 31, 1998)..............6.19%

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Government Bond Fund ("DGBF-C") on August 19, 1997 (inception of class). As the chart shows, by December 31, 1998 the value of your investment would have grown to $10,855 - an 8.55% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

(The following table was depicted as a line chart in the printed material.)

                                  Lehman Index    DGBF-C
                                  ------------    ------
                      8/19/97       $10,000       $10,000
                     12/31/97       $10,319       $10,297
                     12/31/98       $11,211       $10,855

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS GROWTH OPPORTUNITY FUND
================================================================================
                                                                        VALUE
  SHARES                           SECURITY                            (NOTE 1)
  ------                           --------                            --------
COMMON STOCK - (97.85%)

  BUSINESS SERVICES - (1.00%)
    115,500         Thomas Group, Inc.* ............................  $1,169,438
                                                                      ----------
  CAPITAL EQUIPMENT - (10.84%)
    117,800         ASM Lithography Holding  N.V.* .................   3,600,263
    110,000         Integrated Process Equipment Corp.* ............   1,189,375
    158,675         Novellus Systems, Inc.* ........................   7,839,537
                                                                      ----------
                                                                      12,629,175
                                                                      ----------
  COMMERCIAL - (0.80%)
     81,650         NFO Worldwide, Inc.* ...........................     938,975
                                                                      ----------
  CONSUMER PRODUCTS  - (6.12%)
    133,200         Philip Morris Cos., Inc. .......................   7,126,200
                                                                      ----------
  ELECTRONICS - (10.63%)
     69,828         Flir Systems, Inc. .............................   1,640,958
     83,600         Intel Corp. ....................................   9,909,213
     61,500         Three-Five Systems, Inc.* ......................     841,781
                                                                      ----------
                                                                      12,391,952
                                                                      ----------
  ENERGY - (7.84%)
    111,600         Anadarko Petroleum Corp. .......................   3,445,650
    160,000         Brigham Exploration Company* ...................     840,000
     42,275         Forcenergy, Inc.* ..............................     110,972
    188,032         Ocean Energy, Inc.* ............................   1,186,952
    282,600         Seitel, Inc.* ..................................   3,514,838
     84,000         Venture Seismic Ltd.* ..........................      40,688
                                                                      ----------
                                                                       9,139,100
                                                                      ----------
  FINANCIAL SERVICES - (7.63%)
      4,000         Associates First Capital Corp. .................     169,500
     42,700         Fannie Mae .....................................   3,159,800
    254,100         FIRSTPLUS Financial Group, Inc.*. ..............     698,775
    281,550         IMC Mortgage Co.*. .............................      83,585
    275,775         MFC Bancorp Ltd. ...............................   2,533,683
     58,000         Paine Webber Group, Inc. .......................   2,240,250
                                                                      ----------
                                                                       8,885,593
                                                                      ----------
  INSURANCE - (9.94%)
    263,350         AFLAC Inc. .....................................  11,587,400
                                                                      ----------
  MANUFACTURING - (0.83%)
     93,600         Deswell Industries, Inc. .......................     962,325
                                                                      ----------
  PHARMACEUTICALS - (20.76%)
     18,400         Eli Lilly and Company ..........................   1,635,300
     69,250         ICN Pharmaceuticals, Inc. ......................   1,566,781
    254,450         KV Pharmaceutical Company* .....................   5,263,934
     57,025         Pfizer, Inc. ...................................   7,153,073
     80,400         Schering-Plough Corporation ....................   4,442,100

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED
================================================================================
                                                                        VALUE
SHARES                             SECURITY                            (NOTE 1)
------                             --------                            --------
COMMON STOCK - CONTINUED

  PHARMACEUTICALS - CONTINUED
    924,000         Viragen, Inc.* ..............................  $    750,750
     45,000         Warner Lambert Co. ..........................     3,383,438
                                                                   ------------
                                                                     24,195,376
                                                                   ------------
  RESTAURANTS - (3.24%)
     94,500         IHOP Corp.* .................................     3,774,094
                                                                   ------------
  RETAIL - (8.67%)
    364,675         Garden Ridge Corp.* .........................     3,304,867
    155,400         Staples, Inc.* ..............................     6,793,894
                                                                   ------------
                                                                     10,098,761
  SOFTWARE - (9.55%)
    191,325         Business Objects S.A. - ADR* ................     6,265,891
    187,250         The Learning Company, Inc.* .................     4,856,797
                                                                   ------------
                                                                     11,122,688
                      Total Common Stock - (identified cost
                        $78,477,955) ............................   114,021,077
                                                                   ------------
SHORT TERM - (2.60%)
$3,025,000 State Street Bank and Trust Co.  Repurchase  Agreement,
4.60%,  01/04/99,  dated 12/31/98,  repurchase value of $3,026,546
(collateralized  by  $3,105,000  par value Federal Home Loan Bank,
4.95%,  12/04/00,  market value  $3,101,119)  -  (identified  cost
$3,025,000) ......................................................    3,025,000
                                                                   ------------
Total Investments-(100.45%)-(identified cost $81,502,955)-(a).....  117,046,077
Liabilities Less Other Assets - (0.45%) ..........................     (529,845)
                                                                   ------------
Net Assets - (100%) .............................................. $116,516,232
                                                                   ============
* Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $81,502,955. At December 31, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation .......................................... $ 55,666,224
Unrealized depreciation ..........................................  (20,123,102)
                                                                   ------------
Net unrealized appreciation ...................................... $ 35,543,122
                                                                   ============
See Notes to Financial Statements.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS GOVERNMENT BOND FUND
================================================================================
                                                                        VALUE
PRINCIPAL                                                              (NOTE 1)
---------                                                              --------
FANNIE MAE - MORTGAGE POOLS - (9.24%)
 $      518      12.00%, 12/01/00 ................................   $       521
     36,457       9.75%, 02/01/04 ................................        37,835
    125,469      10.25%, 10/01/09 ................................       136,507
     64,232      10.75%, 07/01/13 ................................        71,769
    192,516       9.25%, 10/01/16 ................................       205,783
     76,399       7.823%,09/01/19(b) .............................        78,596
     33,959       7.72%, 03/01/24(b) .............................        35,585
    596,586       7.50%, 01/01/27 ................................       612,622
  1,974,095       6.00%, 03/01/28 ................................     1,948,807
  2,990,339       6.00%, 09/01/28 ................................     2,952,034
                                                                     -----------
        Total Fannie Mae - (identified cost $6,041,721)...........     6,080,059
                                                                     -----------
FREDDIE MAC - MORTGAGE POOLS - (16.41%)
     17,461       9.00%, 07/01/01 ................................        17,826
    188,663       8.50%, 08/01/01 ................................       192,605
     44,599       9.00%, 08/01/02 ................................        46,021
      9,222       8.50%, 12/01/02 ................................         9,435
     10,637       9.00%, 06/01/03 ................................        10,804
    658,472       6.50%, 01/01/04 ................................       667,321
     93,251       9.25%, 01/01/04 ................................        96,180
      1,947       9.25%, 11/01/07 ................................         2,018
     64,599       9.25%, 09/01/08 ................................        68,243
     65,761      10.00%, 07/01/09 ................................        71,227
    933,483       6.50%, 07/01/11 ................................       947,485
  2,236,132       5.50%, 09/01/13 ................................     2,207,487
     28,143       9.00%, 07/01/16 ................................        30,008
    128,903       9.00%, 08/01/16 ................................       137,361
    174,603       9.00%, 01/01/17 ................................       186,170
    129,326       9.00%, 03/01/17 ................................       137,085
     30,964       9.00%, 08/01/17 ................................        32,996
     22,989       9.50%, 12/01/19 ................................        24,677
    110,859       9.50%, 02/01/20 ................................       117,856
  1,929,571       6.00%, 06/01/26 ................................     1,907,265
  1,975,804       6.00%, 07/01/28 ................................     1,951,719
  1,965,446       6.00%, 07/01/28 ................................     1,941,488
                                                                     -----------
        Total Freddie Mac - (identified cost $10,785,493) ........    10,803,277
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - (16.85%)
  2,990,044       6.00% with various maturities to 2028 ..........     2,957,333
  1,500,000       6.25% with various maturities to 2013 ..........     1,513,080
  3,418,537       6.50% with various maturities to 2028 ..........     3,451,663
     57,923       6.875%with various maturities to 2024(b) .......        58,676
    949,310       7.00% with various maturities to 2026 ..........       968,885
    801,881       8.50% with various maturities to 2022 ..........       845,779

DAVIS SERIES, INC.
SCHEDULE OF  INVESTMENTS  At  December  31,  1998
DAVIS  GOVERNMENT  BOND FUND - CONTINUED
================================================================================
                                                                         VALUE
PRINCIPAL                                                              (NOTE 1)
---------                                                              --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - CONTINUED
$  533,971       9.00% with various maturities to 2017 ............  $   574,385
    95,039      10.00% with various maturities to 2020 ............      101,690
     6,153      10.25% with various maturities to 2016 ............        6,702
   103,790      10.50% with various maturities to 2016 ............      115,083
   208,108      11.25% with various maturities to 2011 ............      226,253
   172,654      11.50% with various maturities to 2015 ............      196,349
    43,758      13.00% with various maturities to 2014 ............       51,289
    21,580      14.75% with various maturities to 2001 ............       21,697
                                                                     -----------
        Total GNMA - (identified cost $10,925,293) ................   11,088,864
                                                                     -----------
MEDIUM TERM NOTES - (46.56%)
 1,000,000      Fannie Mae, 5.91%, 08/07/00 .......................    1,015,200
 1,000,000      Fannie Mae, 5.72%, 03/13/01 .......................    1,016,710
 1,000,000      Fannie Mae, 6.23%, 07/18/02 .......................    1,038,860
 1,000,000      Fannie Mae, 6.85%, 09/12/05 .......................    1,023,980
 1,650,000      Fannie Mae, 6.57%, 08/22/07 .......................    1,788,600
 1,000,000      Fannie Mae, 6.39%, 09/24/07 .......................    1,072,240
 1,400,000      Fannie Mae, 5.75%, 02/15/08 .......................    1,446,872
 1,000,000      Fannie Mae, 7.15%, 11/03/10 .......................    1,024,310
 1,000,000      Federal Farm Credit Bank, 5.90%, 02/05/08 .........    1,038,280
 2,000,000      Federal Home Loan Bank, 5.125%, 09/15/03 ..........    1,999,700
 4,000,000      Federal Home Loan Bank, 6.12%, 08/26/08 ...........    4,059,280
 2,000,000      Federal Home Loan Bank, 5.038%, 10/14/08 ..........    1,948,120
 2,000,000      Federal Home Loan Bank, 5.54%, 10/15/08 ...........    1,965,280
 1,000,000      Freddie Mac, 6.66%, 12/05/05 ......................    1,022,910
 2,000,000      Freddie Mac, 6.28%, 03/06/06 ......................    2,118,980
 2,000,000      Freddie Mac, 6.04%, 09/09/08 ......................    2,022,560
 3,000,000      Freddie Mac, 5.125%, 10/15/08 .....................    2,952,990
   900,000      Freddie Mac, 8.00%, 06/20/11 ......................      950,004
 1,120,000      Freddie Mac, 6.25%, 12/15/26 ......................    1,138,872
                                                                     -----------
        Total Medium Term Notes - (identified cost $30,479,305) ...   30,643,748
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
INVESTMENT CONDUITS - (8.51%)
 1,000,000      Fannie Mae, 1993-30 PL, 7.00%, 07/25/20 ...........    1,036,650
   300,000      Fannie Mae, 1992-174H, 7.25%, 09/25/21 ............      307,347
 1,000,000      Fannie Mae, 1993-155TC, 7.00%, 03/25/23 ...........    1,040,470
 1,250,000      Fannie Mae, 1993-120N, 7.00%, 07/25/23 ............    1,253,925
   119,393      Freddie Mac, 1606 LC, 7.09%, 05/15/08(b) ..........      120,008
 1,000,000      Freddie Mac, 1552 HB, 6.50%, 11/15/22 .............    1,020,140
   825,000      Freddie Mac, 1627 PJ, 6.00%, 03/15/23 .............      824,810
                                                                     -----------
        Total CMOs & REMICs - (identified cost $5,409,849) ........    5,603,350
                                                                     -----------

DAVIS SERIES, INC.
SCHEDULE OF  INVESTMENTS  At  December  31,  1998
DAVIS  GOVERNMENT  BOND FUND - CONTINUED
================================================================================
                                                                         VALUE
PRINCIPAL                                                               (NOTE 1)
---------                                                               --------
SHORT TERM - (1.67%)

$1,100,000 State Street Bank and Trust Co.  Repurchase  Agreement,
4.60%,  01/04/99,  dated 12/31/98,  repurchase value of $1,100,562
(collateralized  by  $1,130,000  par value Federal Home Loan Bank,
4.95%,  12/04/00,  market value  $1,128,588)  -  (identified  cost
$1,100,000) ........................................................ $1,100,000
                                                                     ----------
Total Investments - (99.24%) - (identified cost $64,741,661) (a) ..  65,319,298
Other Assets Less Liabilities - (0.76%) ...........................     501,162
                                                                        -------
Net Assets - (100%) ............................................... $65,820,460
                                                                    ===========

(a) Aggregate cost for Federal Income Tax purposes is $64,741,661. At December 31,1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation ...........................................    $883,130
Unrealized depreciation ...........................................    (305,493)
                                                                       --------
Net unrealized appreciation .......................................    $577,637
                                                                       ========

(b) The interest rates on floating rate securities, shown as of December 31, 1998, may change monthly or less frequently and are based on indices of market interest rates.SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS GOVERNMENT MONEY MARKET FUND
================================================================================
                                                                        VALUE
PRINCIPAL                                                              (NOTE 1)
---------                                                              --------
FANNIE MAE - (18.36%)
$3,115,000      5.12%, 01/05/99 Discount Note ......................  $3,113,228
17,930,000      5.07%, 01/08/99 Discount Note ......................  17,912,324
24,335,000      4.772%, 01/25/99 Discount Note .....................  24,257,582
20,300,000      5.084%, 01/26/99 Discount Note .....................  20,228,330
15,395,000      4.83%, 01/27/99 Discount Note ......................  15,341,297
 8,580,000      5.03%, 02/05/99 Discount Note ......................   8,538,041
 5,090,000      4.96%, 03/01/99 Discount Note ......................   5,048,624
                                                                     -----------
Total Fannie Mae - (identified cost $94,439,426)                      94,439,426
                                                                     -----------
FEDERAL HOME LOAN BANK - (13.18%)
 6,945,000      4.78%, 01/13/99 Discount Note ......................   6,933,934
35,000,000      4.78%, 01/22/99 Discount Note ......................  34,902,408
11,615,000      4.65%, 03/02/99 Discount Note ......................  11,524,984
14,465,000      5.56%, 03/25/99 Medium Term Note ...................  14,464,727
                                                                     -----------
Total Federal Home Loan Bank - (identified cost $67,826,053) .......  67,826,053
                                                                     -----------
FREDDIE MAC - (66.70%)
 1,485,000      5.03%, 01/04/99 Discount Note ......................   1,484,377
35,865,000      5.05%, 01/06/99 Discount Note ......................  35,839,845
 9,825,000      5.05%, 01/07/99 Discount Note ......................   9,816,731
 2,025,000      5.09%, 01/11/99 Discount Note ......................   2,022,137
38,520,000      5.02%, 01/12/99 Discount Note ......................  38,460,915
11,575,000      4.78%, 01/14/99 Discount Note ......................  11,555,020
 4,790,000      4.95%, 01/15/99 Discount Note ......................   4,780,779
11,345,000      5.02%, 01/15/99 Discount Note ......................  11,322,852
 8,270,000      5.07%, 01/19/99 Discount Note ......................   8,249,035
 2,995,000      4.76%, 01/20/99 Discount Note ......................   2,987,476
15,000,000      5.10%, 01/21/99 Discount Note ......................  14,957,500
 7,250,000      5.11%, 01/22/99 Discount Note ......................   7,228,389
10,050,000      5.12%, 01/28/99 Discount Note ......................  10,011,408
21,290,000      5.00%, 01/29/99 Discount Note ......................  21,207,206
 5,100,000      4.838%, 02/01/99 Discount Note .....................   5,078,753
 9,350,000      5.03%, 02/08/99 Discount Note ......................   9,300,357
17,940,000      5.013%, 02/09/99 Discount Note .....................  17,842,572
 9,235,000      5.04%, 02/10/99 Discount Note ......................   9,183,284
 5,320,000      5.08%, 02/11/99 Discount Note ......................   5,289,221
10,320,000      5.09%, 02/12/99 Discount Note ......................  10,258,716
23,545,000      5.03%, 02/16/99 Discount Note ......................  23,393,671
13,085,000      4.94%, 02/18/99 Discount Note ......................  12,998,813
 6,540,000      5.08%, 02/19/99 Discount Note ......................   6,494,780
 6,430,000      4.925%, 02/22/99 Discount Note .....................   6,384,258
 2,540,000      5.02%, 02/24/99 Discount Note ......................   2,520,874
10,483,000      5.07%, 02/25/99 Discount Note ......................  10,401,800
 5,915,000      4.90%, 02/26/99 Discount Note ......................   5,869,915

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS GOVERNMENT MONEY MARKET FUND-CONTINUED
================================================================================
                                                                        VALUE
PRINCIPAL                                                              (NOTE 1)
---------                                                              --------
FREDDIE MAC - CONTINUED
$19,870,000     5.07%, 02/26/99 Discount Note ...................   $ 19,713,292
 18,665,000     4.98%, 03/05/99 Discount Note ...................     18,502,335
                                                                    ------------
Total Freddie Mac-(identified cost $343,156,311) ................    343,156,311
                                                                    ------------
Total Investments-(98.24%)-(identified cost $505,421,790)-(a)....    505,421,790
Other Assets Less Liabilites-(1.76%) ............................      9,051,841
                                                                    ------------
Net Assets - (100%) .............................................   $514,473,631
                                                                    ============

(a) Aggregate cost for Federal Income Tax Purposes is $505,421,790.

See Notes to Financial Statements.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS FINANCIAL FUND
================================================================================
                                                                       VALUE
SHARES                             SECURITY                           (NOTE 1)
------                             --------                           --------
COMMON STOCK - (99.96%)

BANKS AND SAVINGS & LOAN ASSOCIATIONS - (15.72%)
    273,605       Bank of East Asia Ltd. ........................   $    476,750
    810,000       Bank of New York Co., Inc. ....................     32,602,500
    543,168       BankAmerica Corp. .............................     32,657,976
     60,000       Fifth Third Bancorp ...........................      4,280,625
     24,000       Golden West Financial Corp. ...................      2,200,500
    321,125       Lloyds TSB Group PLC ..........................      4,572,257
     90,000       State Street Corporation ......................      6,260,625
    520,000       U.S. Bancorp ..................................     18,460,000
  1,326,330       Wells Fargo & Co. .............................     52,970,304
                                                                    ------------
                                                                     154,481,537
                                                                    ------------
BUILDING MATERIALS - (5.98%)
    598,300       Martin Marietta Materials, Inc. ...............     37,206,781
    750,800       Masco Corporation .............................     21,585,500
                                                                    ------------
                                                                      58,792,281
                                                                    ------------
CONSUMER PRODUCTS - (7.52%)
    400,000       Hasbro, Inc. ..................................     14,450,000
    170,000       Mattel, Inc. ..................................      3,878,125
  1,040,000       Philip Morris Cos., Inc. ......................     55,640,000
                                                                    ------------
                                                                      73,968,125
                                                                    ------------
DIVERSIFIED - (4.26%)
        597       Berkshire Hathaway, Inc. (Class A)* ...........     41,790,000
         24       Berkshire Hathaway, Inc. (Class B)* ...........         56,400
                                                                    ------------
                                                                      41,846,400
                                                                    ------------
DIVERSIFIED MANUFACTURING - (2.16%)
    167,000       Dover Corp. ...................................      6,116,375
    200,000       Tyco International Ltd. .......................     15,087,500
                                                                    ------------
                                                                      21,203,875
                                                                    ------------
FINANCIAL SERVICES - (54.73%)
INSURANCE - (29.92%)
    310,000       Ace, Ltd. .....................................     10,675,625
      2,250       Alleghany Corp.* ..............................        422,719
    180,000       The Allstate Corp. ............................      6,952,500
     34,593       American International Group, Inc. ............      3,342,549
     76,000       Annuity and Life Re (Holdings), Ltd. ..........      2,033,000
    335,100       Chubb Corp. ...................................     21,739,742
    517,500       Cincinnati Financial Corp. ....................     18,969,609
    150,000       ESG Re Limited ................................      3,065,625
     20,000       Executive Risk Inc. ...........................      1,098,750
    118,900       EXEL Limited ..................................      8,917,500
    322,300       FPIC Insurance Group, Inc.* ...................     15,349,538

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS FINANCIAL FUND - CONTINUED
================================================================================
                                                                       VALUE
SHARES                         SECURITY                               (NOTE 1)
------                         --------                               --------
COMMON STOCK  - CONTINUED

FINANCIAL SERVICES - CONTINUED
INSURANCE - CONTINUED
     80,000       Harleysville Group, Inc. ........................ $  2,052,500
    434,500       Horace Mann Educators Corp. .....................   12,383,250
    133,800       HSB Group, Inc. .................................    5,494,163
    185,000       Leucadia National Corp. * .......................    5,827,500
      7,500       Markel Corporation* .............................    1,357,500
     60,000       Mercury General Corp. ...........................    2,628,750
      1,509       Nuernberger Beteil AGAKT LITA ...................    1,856,144
    212,000       Orion Capital Corp. .............................    8,440,250
    210,000       Progressive Corp. (Ohio) ........................   35,568,750
    555,600       ReliaStar Financial Corp. .......................   25,627,050
    100,000       Risk Capital Holdings, Inc.* ....................    2,268,750
    513,075       RLI Corp. .......................................   17,059,744
     20,400       State Auto Financial Corp. ......................      253,725
     15,000       Stirling Cooke Brown Holdings Limited ...........      252,188
    171,500       SunAmerica, Inc. ................................   13,912,938
    761,700       Transatlantic Holdings Inc. .....................   57,555,956
    230,000       Travelers Property Casualty Corp. ...............    7,130,000
     69,000       20th Century Industries .........................    1,599,938
     42,000       Vesta Insurance Group, Inc. .....................      252,000
                                                                    ------------
                                                                     294,088,253
                                                                    ------------
OTHER FINANCIAL SERVICES - (24.81%)
    673,000       American Express Co. ............................   68,814,250
    100,000       Capital One Financial Corp. .....................   11,500,000
    112,500       Charles Schwab Corp. ............................    6,321,094
    775,000       Citigroup .......................................   38,362,500
    146,400       Donaldson, Lufkin & Jenrette Inc. ...............    6,002,400
  1,239,500       Household International, Inc. ...................   49,115,188
    500,000       MBNA Corporation ................................   12,468,750
    143,950       Morgan Stanley, Dean Witter, Discover & Co. .....   10,220,450
    547,500       Providian Financial Corporation .................   41,062,500
                                                                    ------------
                                                                     243,867,132
                                                                    ------------
PHARMACEUTICALS - (1.34%)
    190,000       SmithKline Beecham PLC - ADR ....................   13,205,000
                                                                    ------------
PUBLISHING - (0.46%)
     85,000       Harcourt General, Inc. ..........................    4,520,938
                                                                    ------------
RESTAURANT & FOOD - (4.54%)
    582,000       McDonald's Corp. ................................   44,595,750
                                                                    ------------
TECHNOLOGY - (3.25%)
    100,000       Hewlett-Packard Company .........................    6,831,250

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS FINANCIAL FUND - CONTINUED
================================================================================
                                                                        VALUE
SHARES/PRINCIPAL                   SECURITY                            (NOTE 1)
----------------                   --------                            --------
COMMON STOCK  - CONTINUED

TECHNOLOGY - CONTINUED
     72,000       Intel Corp. ...................................   $  8,534,250
     90,000       International Business Machines Corporation ...    16,627,500
                                                                   ------------
                                                                     31,993,000
                                                                   ------------

Total Common Stock - (identified cost $763,368,161) .............   982,562,291
                                                                   ------------
CONVERTIBLE BOND - (0.19%)
$750,000          Cincinnati Financial Corp., Sr. Deb., Conv.,
                  5.50%, 05/01/02 - (identified cost $980,625) ..     1,850,625
                                                                      ---------
Total Investments-(100.15%)-(identified cost $764,348,786)-(a) ..   984,412,916
Liabilities Less Other Assets - (0.15%) .........................    (1,502,716)
                                                                   ------------
Net Assets - (100%)                                                $982,910,200
                                                                   ============
* Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $764,348,786. At December 31, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation .........................................  $239,405,181
Unrealized depreciation .........................................   (19,341,051)
                                                                   ------------
Net unrealized appreciation .....................................  $220,064,130
                                                                   ============
See Notes to Financial Statements.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================
                                                                       VALUE
SHARES                             SECURITY                           (NOTE 1)
------                             --------                           --------
CONVERTIBLE PREFERRED STOCK - (39.37%)

COMMUNICATIONS - (3.08%)
  78,000     AirTouch Communications, Inc., 6.00%, Ser. B Conv. Pfd. $ 4,641,000
  75,400     Loral Space & Communications, Inc., 6.00%, Pfd. Conv.
             Ser. C. ...............................................   4,005,625
                                                                     -----------
                                                                       8,646,625
                                                                     -----------
DIVERSIFIED (REIT) - (7.02%)
 400,000     General Growth Properties, 7.25%, Cum. Conv. Pfd. .....  10,300,000
 224,000     Glenborough Realty Trust, 7.75%, Ser. A Conv. Pfd. ....   4,088,000
  98,000     Rouse Company, $3.00, Ser. B Conv. Pfd. ...............   4,250,750
  21,700     Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd. ........   1,052,450
                                                                     -----------
                                                                      19,691,200
                                                                     -----------
ENERGY - (10.71%)
 152,500     CalEnergy Capital Trust II, 6.25%, Conv. Pfd. .........   7,720,313
 144,200     Devon Financing Trust, $3.25, Conv. Pfd. ..............   7,931,000
  30,000     Devon Financing Trust, $3.25, Ser. 144A Conv. Pfd. (b).   1,650,000
 116,000     EVI, Inc., 5.00%, Ser. 144A Conv. Pfd.(b) .............   3,480,000
  59,600     Tosco Financing Trust, 5.75%, Conv. Pfd. ..............   2,868,250
  22,800     Tosco Financing Trust, 5.75%, Ser. 144A Conv. Pfd.(b) .   1,097,250
 108,520     Unocal Capital Trust., 6.25%, Conv. Pfd. ..............   5,303,915
                                                                     -----------
                                                                      30,050,728
                                                                     -----------
FINANCIAL SERVICES - (0.60%)
  43,500     Conseco Finance Trust IV, 7.00%, Ser. F Cum. Conv. Pfd.   1,677,469
                                                                     -----------
HOTELS - (0.40%)
  27,900     Host Marriott Financial Trust, 6.75%, Ser. 144A Conv.
             Pfd.(b) ...............................................   1,129,950
                                                                      13,382,450
                                                                     -----------
INDUSTRIAL - (5.41%)
 292,900     Sealed Air Corp., $2.00, Ser. A Cum. Conv. Pfd. .......  15,194,188
                                                                     -----------
MULTI-FAMILY HOUSING (REITS) - (1.67%)
  28,300     Camden Property Trust, $2.25, Ser. A Cum. Conv. Pfd....     670,356
 128,900     Equity Residential Properties Trust, 7.00%, Ser. E
             Conv. Pfd. ............................................   3,021,094
  48,100     Equity Residential Properties Trust, 7.25%, Ser. G
             Cum. Conv. Pfd. .......................................     986,050
                                                                     -----------
                                                                       4,677,500
                                                                     -----------
OFFICE/INDUSTRIAL (REIT) - (6.66%)
 160,000     Crescent Real Estate Equities, 6.75%, Ser. A Conv. Pfd.   2,620,000
 153,000     Equity Office Properties Trust, 5.25%, Ser. B Cum.
             Conv. Pfd. ............................................   5,833,125
 221,000     Reckson Assoc. Realty, 7.625%, Ser. A Cum. Conv. Pfd. .   4,668,625
 240,000     SL Green Realty Corp., 8.00%, Cum. Conv. Pfd. .........   5,580,000
                                                                     -----------
                                                                      18,701,750
                                                                     -----------
RESTAURANT (REITS) - (2.03%)
 248,100     U.S. Restaurant Properties, 7.72%, Ser. A Cum. Conv.
             Pfd. ..................................................   5,690,794
                                                                     -----------
THEME PARKS - (0.63%)
  30,000     Premier Parks, Inc., 7.50%, Cum. Conv. Pfd. ...........   1,777,500
                                                                     -----------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED
================================================================================
                                                                       VALUE
SHARES/PRINCIPAL                   SECURITY                           (NOTE 1)
----------------                   --------                           --------
CONVERTIBLE PREFERRED STOCK - CONTINUED

TRANSPORTATION - (1.16%)
    70,000        Union Pacific Cap. Trust, 6.25%, Ser. 144A Cum.
                  Conv. Pfd.(b) ................................... $  3,255,000
                                                                    ------------

Total Convertible Preferred Stock - (identified cost $122,543,087)   110,492,704
                                                                    ------------
CONVERTIBLE BONDS - (28.04%)

DRILLING SERVICES - (0.98%)
 4,510,000        Parker Drilling Corp., Conv. Sub. Notes, 5.50%,
                  08/01/04 ........................................    2,751,100
                                                                    ------------
ENERGY - (2.68%)
 3,120,000        Baker Hughes Inc., Sr. Liquid Yield Option Notes,
                  Zero Cpn., 05/05/08 .............................    2,051,400
11,415,000        Valhi Inc., Conv. Sub. Deb., Zero Cpn., 10/20/07     5,464,931
                                                                    ------------
                                                                       7,516,331
                                                                    ------------
FINANCIAL SERVICES - (9.07%)
   500,000        Alex Brown, Inc., Conv. Sub. Deb., 5.75%, 06/12/01   2,041,956
10,000,000        American Express Credit, Conv. Notes, 1.125%,
                  02/19/03 ........................................   10,762,500
 3,300,000        Bell Atlantic Financial Services, Series 144A,
                  5.75%, 04/01/03 (b) .............................    3,423,750
 7,998,000        Republic National Bank NY, Conv. Sr. Notes,
                  1.875%, 08/12/02 ................................    9,227,693
                                                                    ------------
                                                                      25,455,899
                                                                    ------------
GOLF - (0.76%)
 1,650,000        Family Golf Centers, Inc., Conv. Sub. Notes,
                  5.75%, 10/15/04 .................................    1,532,438
   650,000        Family Golf Centers, Inc., 144A Conv. Sub.
                  Notes, 5.75%, 10/15/04 (b) ......................      603,688
                                                                    ------------
                                                                       2,136,126
                                                                    ------------
HOTELS - (1.46%)
 3,000,000        CapStar Hotel Corp., Conv. Sub. Notes, 4.75%,
                  10/15/04 ........................................    2,178,750
 2,100,000        Hilton Hotels Corp., Conv. Sub. Notes, 5.00%,
                  05/15/06 ........................................    1,926,750
                                                                    ------------
                                                                       4,105,500
                                                                    ------------
INDUSTRIAL - (3.76%)
 3,170,000        IMAX Corp., Conv. Sub. Deb., 5.75%, 04/01/03 ....    4,679,713
 9,600,000        Xerox Corp., 144A Conv. Sub. Notes, Zero Cpn.,
                  04/12/18 (b) ....................................    5,880,000
                                                                    ------------
                                                                      10,559,713
                                                                    ------------
INSURANCE - (2.27%)
 3,000,000        American International Group, Inc., Conv. Notes,
                  2.25%, 07/30/04 .................................    3,896,250
 1,000,000        Cincinnati Financial Corp. Conv. Sub. Deb.,
                  5.50%, 05/01/02 .................................    2,467,500
                                                                    ------------
                                                                       6,363,750
                                                                    ------------
MULTI-FAMILY HOUSING (REIT) - (0.21%)
   500,000        Camden Property Trust, Conv. Sub. Deb., 7.33%,
                  04/01/01 ........................................      573,750
                                                                    ------------
MULTIMEDIA - (2.21%)
10,700,000        News America Holdings, Conv. Sub. Deb., Zero
                  Cpn., 03/11/13 ..................................    6,192,625
                                                                    ------------
REAL ESTATE DEVELOPMENT - (1.10%)
 3,032,000        Rouse Company, Conv. Sub. Deb., 5.75%, 07/23/02..    3,089,129
                                                                    ------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED
================================================================================
PRINCIPAL/                                                               VALUE
SHARES                             SECURITY                             (NOTE 1)
------                             --------                             --------
CONVERTIBLE BONDS - CONTINUED

RETAIL (REIT) - (0.16%)
   350,000        Mid-Atlantic Realty Trust, Conv. Sub. Deb.,
                  7.625%, 09/15/03 ................................  $   457,181
                                                                     -----------
TECHNOLOGY - (3.37%)
 8,199,000        Hewlett-Packard Co., 144A Conv. Sub. Notes, Zero
                  Cpn., 10/14/17 (b) ..............................    4,550,445
 6,620,000        Motorola, Inc., Conv. Sub. Deb., Zero Cpn.,
                  09/27/13 ........................................    4,898,800
 9,449,245        TRANSPORTATION - (0.01%)
   500,000        Florida West Airlines, Inc., 8.00%, 03/25/99+(c)        40,000
                                                                     -----------

Total Convertible Bonds - (identified cost $78,360,149) ...........   78,690,349
                                                                     -----------

COMMON STOCK  - (30.68%)

BANKS  AND SAVINGS & LOAN ASSOCIATIONS - (4.63%)
   131,361        Banc One Corporation ............................    6,707,621
    83,548        Bank of New York Co., Inc. ......................    3,362,807
    82,359        U.S. Bancorp ....................................    2,923,745
                                                                     -----------
                                                                      12,994,173
                                                                     -----------
BUILDING MATERIALS - (0.97%)
    94,606        Masco Corp. .....................................    2,719,923
                                                                     -----------
CONSUMER PRODUCTS - (0.81%)
    77,000        RJR Nabisco Holdings Corp. ......................    2,285,938
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES - (1.94%)
    75,811        Citigroup, Inc. .................................    3,752,644
    42,012        Wells Fargo Company .............................    1,677,854
                                                                     -----------
                                                                       5,430,498
                                                                     -----------
DIVERSIFIED (REITS) - (5.10%)
    87,810        Avalon Bay Communities, Inc. ....................    3,007,493
    48,600        Glenborough Realty Trust, Inc. ..................      990,225
   305,200        Vornado Realty Trust ............................   10,300,500
                                                                     -----------
                                                                      14,298,218
                                                                     -----------
                                                                       3,199,969
                                                                     -----------
ENERGY - (1.54%)
    30,000        CalEnergy Company, Inc.* ........................    1,040,625
    82,000        Devon Energy Corp. ..............................    2,516,375
    30,706        Noble Affiliates, Inc. ..........................      756,135
                                                                     -----------
                                                                       4,313,135
                                                                     -----------
FINANCIAL SERVICES - (5.85%)
    45,100        American Express Company ........................    4,611,475
   145,380        SunAmerica, Inc. ................................   11,793,953
                                                                     -----------
                                                                      16,405,428
                                                                     -----------
HOTELS (REIT) - (0.05%)
    21,399        Patriot American Hospitality Inc. ...............      128,394
                                                                     -----------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED
================================================================================
                                                                       VALUE
SHARES            SECURITY                                            (NOTE 1)
------            --------                                            --------
COMMON STOCK-CONTINUED

INDUSTRIAL - (0.31%)
    35,000        Liberty Property Trust ........................  $    861,875
                                                                   ------------
INSURANCE - (0.75%)
    69,264        Conseco, Inc. .................................     2,116,881
                                                                   ------------
OFFICE /INDUSTRIAL (REITS/REOCS) - (1.04%)
    58,156        Centerpoint Properties Corp. ..................     1,966,400
    17,770        Equity Office Properties Trust ................       426,480
    16,700        Mack-Cali Realty Corporation ..................       515,613
                                                                   ------------
                                                                      2,908,493
                                                                   ------------
REAL ESTATE DEVELOPMENT (REIT) - (0.04%)
    15,260        Vornado Operating, Inc. .......................       123,034
                                                                   ------------
RETAIL (REIT) - (0.32%)
    22,750        Kimco Realty Corp. ............................       902,891
                                                                   ------------
SELF STORAGE (REIT) - (1.56%)
   162,121        Public Storage, Inc. ..........................     4,387,400
                                                                   ------------
TECHNOLOGY - (5.77%)
   132,700        Hewlett -Packard Company ......................     9,065,069
    29,000        Intel Corp. ...................................     3,437,406
    20,000        Motorola, Inc. ................................     1,221,250
    28,958        Texas Instruments, Inc. .......................     2,477,719
                                                                   ------------
                                                                     16,201,444
                                                                   ------------

Total Common Stock - (identified cost $60,850,824) ..............    86,077,725
Total Investments - (98.09%) - (identified cost $261,754,060)
- (a) ...........................................................   275,260,778
Other Assets Less Liabilities - (1.91%) .........................     5,363,601
                                                                   ------------
Net Assets - (100%) .............................................  $280,624,379
                                                                   ============

*Non-Income Producing Security.

+This security is in default and is not currently paying interest.

(a) Aggregate cost for Federal Income Tax purposes is $261,754,060. At December 31, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation .........................................  $ 37,562,266
Unrealized depreciation .........................................   (24,055,548)
                                                                    -----------
Net unrealized appreciation .....................................  $ 13,506,718
                                                                   ============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $25,070,083 and 8.93% of the Fund's total net assets as of December 31, 1998.

(c)  Illiquid  security.  See  Note 7 of the  Notes  to  Financial
Statements.

The zero coupon bonds amounted to $29,038,021 and 10.35% of the Fund's net assets as of December 31, 1998.

See Notes to Financial Statements.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1998
DAVIS REAL ESTATE FUND
================================================================================
                                                                        VALUE
SHARES                             SECURITY                            (NOTE 1)
------                             --------                            --------
COMMON STOCK - (90.94%)

APARTMENTS (REITS) - (21.22%)
   298,231        Apartment Investment & Management Company ....... $ 11,090,465
   317,267        Avalon Bay Communities, Inc. ....................   10,866,395
 1,466,500        Boardwalk Equities, Inc.* .......................   16,214,491
   242,231        Camden Property Trust ...........................    6,298,006
    37,000        Equity Residential Properties Trust .............    1,496,188
   226,200        Essex Property Trust ............................    6,729,450
   492,000        Gables Residential Trust ........................   11,408,250
   755,500        Home Properties of New York, Inc. ...............   19,454,125
   110,000        Post Properties, Inc. ...........................    4,228,125
                                                                    ------------
                                                                      87,785,495
                                                                    ------------
DIVERSIFIED - (3.61%)
    21,740        Crescent Operating, Inc.* .......................      102,586
   189,504        Reckson Services Industries, Inc.* ..............      775,782
   200,000        The St. Joe Company .............................    4,687,500
   372,200        Security Capital Group Incorporated Class B * ...    5,047,963
   200,000        Trizec Hahn Corporation .........................    4,100,000
    25,160        Vornado Operating, Inc.* ........................      202,853
                                                                    ------------
                                                                      14,916,684
                                                                    ------------
DIVERSIFIED (REITS) - (14.47%)
   300,000        AMB Property Corporation ........................    6,600,000
   201,400        Glenborough Realty Trust, Inc. ..................    4,103,525
   424,800        Reckson Associates Realty Corp. .................    9,425,250
   465,100        Rouse Company ...................................   12,790,250
   288,000        Spieker Properties, Inc. ........................    9,972,000
   503,200        Vornado Realty Trust ............................   16,983,000
                                                                    ------------
                                                                      59,874,025
                                                                    ------------
GOLF (REITS) - (1.51%)
   225,100        Golf Trust of America, Inc. .....................    6,246,525
                                                                    ------------
HEALTH CARE (REITS) - (2.74%)
   750,000        Meditrust Companies .............................   11,343,750
                                                                    ------------
HOTELS & LODGING - (3.87%)
   285,500        MeriStar Hospitality Corp. (REIT) ...............    5,299,594
   285,500        MeriStar Hotels & Resorts, Inc.* ................      749,438
   272,800        Patriot American Hospitality, Inc. (REIT). ......    1,636,800
   366,300        Starwood Lodging Trust (REIT). ..................    8,310,431
                                                                    ------------
                                                                      15,996,263
                                                                    ------------
INDUSTRIAL (REITS) - (4.55%)
   272,300        Centerpoint Properties Corp. ....................    9,207,144
   300,000        Centerpoint Properties Corp. Private (b) ........    9,636,563
                                                                    ------------
                                                                      18,843,707
                                                                    ------------

DAVIS SERIES, INC.
SCHEDULE OF  INVESTMENTS At December 31, 1998
DAVIS REAL ESTATE FUND - CONTINUED
================================================================================
                                                                       VALUE
SHARES                             SECURITY                           (NOTE 1)
------                             --------                           --------
COMMON STOCK - CONTINUED

MALLS (REITS) - (1.74%)
    50,000        General Growth Properties, Inc. ................. $  1,893,750
   186,964        Simon Property Group, Inc. ......................    5,328,474
                                                                    ------------
                                                                       7,222,224
                                                                    ------------
OFFICE SPACE (REITS) - (17.89%)
   498,100        Alexandria Real Estate Equities, Inc. ...........   15,409,969
   416,500        Boston Properties, Inc. .........................   12,703,250
   250,000        Brandywine Realty Trust .........................    4,468,750
   394,000        Crescent Real Estate Equities Company ...........    9,062,000
   242,819        Equity Office Properties Trust ..................    5,827,656
   350,400        Mack-Cali Realty Corporation ....................   10,818,600
   302,000        Parkway Properties Inc. .........................    9,437,500
   290,000        SL Green Realty Corp. ...........................    6,271,250
                                                                    ------------
                                                                      73,998,975
                                                                    ------------
REAL ESTATE DEVELOPMENT - (1.56%)
   451,000        Catellus Development Corporation* ...............    6,454,938
                                                                    ------------
RESORTS/THEME PARKS - (4.83%)
   430,000        Premier Parks Inc.* .............................   13,007,500
   210,000        Vail Resorts, Inc.* .............................    4,620,000
   106,761        Vail Resorts, Inc. Private * (b) ................    2,348,742
                                                                    ------------
                                                                      19,976,242
                                                                    ------------
RESTAURANT ORIENTED - (2.17%)
   368,600        U.S. Restaurant Properties, Inc. (REIT) .........    8,961,588
                                                                    ------------
SHOPPING CENTERS - (3.27%)
   627,300        JDN Realty Corp. (REIT) .........................   13,526,156
                                                                    ------------
STORAGE (REITS) - (5.55%)
   424,500        Public Storage, Inc. ............................   11,488,031
   355,000        Storage USA Inc. ................................   11,470,938
                                                                    ------------
                                                                      22,958,969
                                                                    ------------
WIRELESS EQUIPMENT/REAL ESTATE - (1.96%)
   255,000        OmniAmerica, Inc.* ..............................    8,128,122
Total Common Stock -(identified cost $406,948,004) ................  376,233,663
                                                                    ------------

CONVERTIBLE PREFERRED STOCK - (6.26%)

APARTMENTS - (1.36%)
    16,700        Camden Property Trust, $2.25, Ser. A Cum. Conv.
                  Pfd. ............................................      395,581
   223,900        Equity Residential Properties Trust, 7.00%,
                  Ser. E Conv. Pfd. ...............................    5,247,656
                                                                    ------------
                                                                       5,643,237
                                                                    ------------

DAVIS SERIES, INC.
SCHEDULE OF  INVESTMENTS At December 31, 1998
DAVIS REAL ESTATE FUND - CONTINUED
================================================================================
                                                                       VALUE
SHARES/PRINCIPAL                   SECURITY                           (NOTE 1)
----------------                   --------                           --------
CONVERTIBLE PREFERRED STOCK - CONTINUED

DIVERSIFIED - (0.76%)
    50,000        Rouse Company, $3.00, Ser. B Conv. Pfd. .........$  2,168,750
    20,000        Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd. ..     970,000
                                                                   ------------
                                                                      3,138,750
                                                                   ------------
MALLS - (3.24%)
   520,000        General Growth Properties, 7.25%, Conv. Pfd......  13,390,000
                                                                   ------------
OFFICE - (0.90%)
   160,000        SL Green Realty Corp., 8.00%, Cum. Conv. Pfd.....   3,720,000
                                                                   ------------

Total Convertible Preferred Stock-(identified cost $27,464,896)....  25,891,987
                                                                   ------------
CONVERTIBLE CORPORATE BONDS - (0.49%)
$2,000,000        Rouse Company, Conv. Sub. Deb., 5.75%, 07/23/02
                  - (identified cost $2,125,000) ..................   2,037,684
                                                                   ------------
SHORT TERM - (1.40%)
5,773,000 Lehman Brothers Repurchase Agreement, 5.04%, 01/04/99,
dated 12/31/98, repurchase value $5,773,000 (collateralized by
$5,582,000 par value U.S. Treasury Note, 5.875%, 09/30/02, market
value $5,559, 010) - (identified cost $5,773,000) .................   5,773,000
                                                                   ------------

Total Investment-(99.09%)-(identified cost $442,310,900)-(a)....... 409,936,334
Other Assets Less Liabilities - (0.91%) ...........................   3,775,336
                                                                   ------------
Net Assets - (100%)                                                $413,711,670
                                                                   ============
* Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $442,310,900. At December 31, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation .........................................   $38,877,969
Unrealized depreciation .........................................   (71,252,535)
                                                                   ------------
Net unrealized depreciation .....................................  $(32,374,566)
                                                                   ============

(b) Restricted security. See Note 7 of the Notes to Financial Statements.

See Notes to Financial Statements.

DAVIS SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
--------------------------------------------------------------------------------

                                                             DAVIS
                                  DAVIS         DAVIS      GOVERNMENT                    DAVIS
                                  GROWTH      GOVERNMENT     MONEY         DAVIS     CONVERTIBLE      DAVIS
                               OPPORTUNITY       BOND        MARKET      FINANCIAL    SECURITIES    REAL ESTATE
                                   FUND          FUND        FUND          FUND          FUND          FUND
                              ------------  ------------- ------------  -----------  -----------    -----------
ASSETS:
Investments in securities, at
 value* (see accompanying
 Schedules of Investments)    $117,046,077  $65,319,298  $505,421,790  $ 984,412,916  $275,260,778  $ 409,936,334
Cash                                15,762       35,950        35,376           --       4,257,949            439
Receivables:                       172,238
 Dividends and interest             58,995      683,671       218,293      1,142,101     1,377,117      2,643,105
 Capital stock sold                459,923      245,808     9,086,200      2,226,946     1,297,433      3,723,599
 Investments sold                     --           --            --        9,732,925         4,781           --
 Prepaid expenses                   13,588        9,401        26,778         29,052        11,494          4,635
                              ------------  -----------  ------------  -------------  ------------  -------------
 Total assets                  117,594,345   66,294,128   514,788,437    997,543,940   282,209,552    416,308,112
                              ------------  -----------  ------------  -------------  ------------  -------------
LIABILITIES:
Cash Overdraft                          --           --            --      5,872,838            --             --
Payables:
 Investment securities
 purchased                              --           --            --      5,634,250            --             --
 Capital stock reacquired          868,700      342,825            --      1,632,540     1,146,933      1,931,212
 Accrued expenses                  116,609       65,454       284,071        714,414       240,787        360,016
 Commissions payable to            779,698
 distributor (Note 3)               92,804       65,389          --          197,453       305,214
 Distributions payable                --           --          30,735           --            --             --
                              ------------  -----------  ------------  -------------  ------------  -------------
 Total liabilities               1,078,113      473,668       314,806     14,633,740     1,585,173      2,596,442
                              ------------  -----------  ------------  -------------  ------------  -------------
NET ASSETS (NOTE 5)           $116,516,232  $65,820,460  $514,473,631  $ 982,910,200  $280,624,379  $ 413,711,670
                              ============  ===========  ============  =============  ============  =============

NET ASSETS CONSIST OF:

Par Value shares of capital
 Stock                              54,102      111,723     5,144,736        338,461       118,366        199,593
  Additional paid-in capital    80,919,008   65,922,027   509,328,895    764,261,893   266,973,698    451,567,396
Accumulated net realized gain
 (loss)                               --       (790,927)         --       (1,754,284)       25,597     (5,680,753)
Net unrealized appreciation
 (depreciation) investments     35,543,122      577,637          --      220,064,130    13,506,718    (32,374,566)
                              ------------  -----------  ------------  -------------  ------------  -------------
                              $116,516,232  $65,820,460  $514,473,631  $ 982,910,200  $280,624,379  $ 413,711,670
                              ============  ===========  ============  =============  ============  =============

* Including repurchase agreements of $3,025,000, 1,100,000 and $5,773,000 for Davis Growth Opportunity Fund, Davis Government Bond Fund and Davis Real Estate Fund, respectively, and cost of $81,502,955, $64,741,661, $505,421,790,
$764,348,786,  $261,754,060 and $442,310,900 for Davis Growth  Opportunity Fund,
Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

See Notes to Financial Statements.

DAVIS SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
December 31, 1998
--------------------------------------------------------------------------------

                                                               DAVIS
                                     DAVIS        DAVIS      GOVERNMENT                    DAVIS
                                    GROWTH      GOVERNMENT     MONEY         DAVIS      CONVERTIBLE      DAVIS
                                  OPPORTUNITY      BOND        MARKET      FINANCIAL     SECURITIES   REAL ESTATE
                                     FUND          FUND         FUND         FUND           FUND         FUND
                                  -----------   ----------   ----------    ----------   ------------  -----------
CLASS A SHARES
 Net assets                       $52,212,217  $21,284,579  $472,876,890  $460,798,983  $132,855,712  $198,327,793
 Shares outstanding                 2,378,072    3,606,366   472,876,890    15,715,679     5,591,255     9,565,411
 Net asset value and redemption
 price per share (net assets/
 shares outstanding)              $     21.96  $      5.90  $       1.00  $      29.32  $      23.76  $      20.73
                                  ===========  ===========  ============  ============  ============  ============
 Maximum offering price per share
 (100/95.25 of net asset value)   $     23.06  $      6.19  $       1.00  $      30.78  $      24.94  $      21.76
                                  ===========  ===========  ============  ============  ============  ============
 CLASS B SHARES
 Net assets                       $60,586,543  $36,005,377  $ 35,466,031  $419,144,616  $ 90,827,037  $143,993,353
 Shares outstanding                 2,860,900    6,120,639    35,466,031    14,598,181     3,857,582     6,967,789
 Net asset value, offering and
 redemption price per share
 (net assets/shares outstanding)
 (Note 3)                         $     21.18  $      5.88  $       1.00  $      28.71  $      23.55  $      20.67
                                  ===========  ===========  ============  ============  ============  ============
 CLASS C SHARES
 Net assets                       $ 3,643,986  $ 8,178,145  $  6,130,710  $ 92,513,321  $ 26,406,036  $ 34,336,083
 Shares outstanding                   167,873    1,385,796     6,130,710     3,176,671     1,106,767     1,649,876

 Net asset value, offering and
 redemption price per share
 (net assets/shares outstanding)
 (Note 3)                         $     21.71  $      5.90  $       1.00  $      29.12  $      23.86  $      20.81
                                  ===========  ===========  ============  ============  ============  ============
 CLASS Y SHARES
 Net assets                       $    73,486  $   352,359          --    $ 10,453,280  $ 30,535,594  $ 37,054,441
 Shares outstanding                     3,346       59,519          --         355,552     1,281,043     1,776,354

 Net asset value, offering and
 redemption price per share (net
 assets/shares outstanding)       $     21.96  $      5.92          --    $      29.40  $      23.84  $      20.86
                                  ===========  ===========  ============  ============  ============  ============

See Notes to Financial Statements.

DAVIS SERIES, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998
--------------------------------------------------------------------------------

                                                             DAVIS
                                    DAVIS       DAVIS      GOVERNMENT                  DAVIS
                                    GROWTH    GOVERNMENT     MONEY        DAVIS      CONVERTIBLE      DAVIS
                                 OPPORTUNITY     BOND        MARKET     FINANCIAL    SECURITIES    REAL ESTATE
                                     FUND        FUND         FUND         FUND         FUND          FUND
                                 -----------  ----------  -----------  -----------  ------------  ------------
INVESTMENT INCOME (LOSS):
Income:
Dividends (net of foreign
taxes withheld of $6,209,
$64,855 and $9,000 for Davis
Growth Opportunity Fund, Davis
Financial Fund and Davis Real
Estate Fund respectively)        $   646,990  $       --  $        --  $ 9,897,992  $  7,054,444  $ 16,820,511
Interest                             507,220   2,723,085   27,031,112    1,434,411     4,631,166     1,607,988
                                 -----------  ----------  -----------  -----------  ------------  ------------
Total income                       1,154,210   2,723,085   27,031,112   11,332,403    11,685,610    18,428,499
                                 -----------  ----------  -----------  -----------  ------------  ------------
Expenses:
  Management fees (Note 2)           924,119     216,248    2,351,638    5,195,747     1,960,290     2,845,709
  Custodian fees                      49,747      48,690       84,051      149,351        74,017        76,525
  Transfer agent fees
  Class A                             95,815      47,658      178,917      567,481       131,770       279,402
  Class B                            133,453      46,249       75,819      651,968       143,006       304,476
  Class C                             14,007       6,597       16,515      113,397        36,330        52,199
  Class Y                                502          99         --          8,105         2,894         3,377
  Audit fees                           4,855       9,943       17,411       23,730         9,465        12,562
  Legal fees                           7,376       1,821       38,919       58,880        19,982        21,742
  Accounting fees (Note 2)             6,504       2,496       37,500       14,496         7,500         9,504
  Reports to s hareholders            37,624      49,846       94,447      194,388        61,930        91,847
  Directors' fees and expenses         4,666       2,412       18,290       51,176        17,758        17,634
  Registration and filing fees        70,752      80,037      109,826      212,548       100,274       170,757
  Miscellaneous                        9,119       1,719        5,037        2,080         7,407         9,904

Distribution plan payments
(Note 3)
  Class A                            141,000      49,428           --      789,325       275,435       484,050
  Class B                            620,687     197,911           --    3,305,680       769,236     1,477,840
  Class C                             38,471      29,187           --      636,742       209,203       246,679
                                 -----------  ----------  -----------  -----------  ------------  ------------
Total expenses                     2,158,697     790,341    3,028,370   11,975,094     3,826,497     6,104,207
Expenses paid indirectly
(Note 6)                              (1,889)     (2,427)        (441)     (10,684)      (26,826)       (6,896)
                                 -----------  ----------  -----------  -----------  ------------  ------------
Net expenses                       2,156,808     787,914    3,027,929   11,964,410     3,799,671     6,097,311
                                 -----------  ----------  -----------  -----------  ------------  ------------
Net investment income (loss)      (1,002,598)  1,935,171   24,003,183     (632,007)    7,885,939    12,331,188
                                 -----------  ----------  -----------  -----------  ------------  ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from
  investment transactions          6,203,448      52,416         --     (1,754,284)    3,179,282    (5,680,753)
  Net change in unrealized
  appreciation /(depreciation)
  of investments                  (4,643,587)     97,364         --     94,092,422   (18,721,504)  (78,469,955)
                                 -----------  ----------  -----------  -----------  ------------  ------------
  Net realized and unrealized
  gain (loss) on investments       1,559,861     149,780         --     92,338,138   (15,542,222)  (84,150,708)
                                 -----------  ----------  -----------  -----------  ------------  ------------
  Net increase (decrease) in
  net assets resulting from
  operations                     $   557,263  $2,084,951  $24,003,183  $91,706,131  $ (7,656,283) $(71,819,520)
                                 ===========  ==========  ===========  ===========  ============  ============

See Notes to Financial Statements.

DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS
Year ended December 31, 1998
================================================================================

                                                            DAVIS
                                  DAVIS         DAVIS     GOVERNMENT                    DAVIS
                                  GROWTH     GOVERNMENT     MONEY          DAVIS      CONVERTIBLE     DAVIS
                               OPPORTUNITY      BOND        MARKET       FINANCIAL    SECURITIES   REAL ESTATE
                                   FUND         FUND         FUND          FUND          FUND          FUND
                              ------------  -----------  ------------  ------------  ------------  ------------
OPERATIONS:
Net investment income (loss)  $ (1,002,598) $ 1,935,171  $ 24,003,183  $   (632,007) $  7,885,939  $ 12,331,188
Net realized gain (loss) from
 investment transactions         6,203,448       52,416          --      (1,754,284)    3,179,282    (5,680,753)
Net change in unrealized
 appreciation/(depreciation)
 of investments                 (4,643,587)      97,364          --      94,092,422   (18,721,504)  (78,469,955)
                              ------------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
 net assets resulting from
 operations                        557,263    2,084,951    24,003,183    91,706,131    (7,656,283)  (71,819,520)

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net investment income
Class A                               --     (1,011,026)  (22,555,142)         --      (4,305,724)   (6,590,346)
Class B                               --       (824,586)   (1,203,998)         --      (1,892,880)   (3,781,620)
Class C                               --       (117,098)     (244,043)         --        (530,204)     (700,728)
Class Y                               --         (3,500)         --            --      (1,157,131)   (1,258,494)

Realized gains from
investment transactions
Class A                         (2,392,175)        --            --            --      (1,495,013)         --
Class B                         (2,818,423)        --            --            --      (1,025,386)         --
Class C                           (167,105)        --            --            --        (293,996)         --
Class Y                             (3,289)        --            --            --        (339,290)         --

Return of capital
Class A                               --       (128,856)         --            --         (32,807)     (290,164)
Class B                               --       (105,094)         --            --         (14,423)     (166,501)
Class C                               --        (14,924)         --            --          (4,040)      (30,852)
Class Y                               --           (446)         --            --          (8,818)      (55,416)

CAPITAL SHARE
TRANSACTIONS (NOTE 5)            8,892,042   35,434,492    49,528,343   382,567,706   130,898,104   201,164,809
                              ------------  -----------  ------------  ------------  ------------  ------------
Total increase in net assets     4,068,313   35,313,913    49,528,343   474,273,837   112,142,109   116,471,168

NET ASSETS:
Beginning of period            112,447,919   30,506,547   464,945,288   508,636,363   168,482,270   297,240,502
                              ------------  -----------  ------------  ------------  ------------  ------------
End of period                 $116,516,232  $65,820,460  $514,473,631  $982,910,200  $280,624,379  $413,711,670
                              ============  ===========  ============  ============  ============  ============

See Notes to Financial Statements

DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS
Year ended December 31, 1997
================================================================================

                                                           DAVIS
                                 DAVIS        DAVIS      GOVERNMENT                    DAVIS
                                 GROWTH     GOVERNMENT     MONEY          DAVIS      CONVERTIBLE       DAVIS
                              OPPORTUNITY      BOND        MARKET       FINANCIAL     SECURITIES    REAL ESTATE
                                  FUND         FUND         FUND          FUND          FUND           FUND
                             ------------  -----------  ------------  ------------  -------------  -------------
OPERATIONS:
Net investment income (loss) $   (915,106) $ 1,592,350  $ 21,417,709  $  1,336,732  $   3,119,520  $   5,100,685
Net realized gain from
 investment transactions        8,241,867      180,777            --     5,559,641      7,446,372      3,100,154
Net change in  unrealized
 appreciation/(depreciation)
 of investments                 7,600,470      311,113            --    83,019,001     14,659,595     30,924,654
                             ------------  -----------  ------------  ------------  -------------  -------------
Net increase in net assets
 resulting from operations     14,927,231    2,084,240    21,417,709    89,915,374     25,225,487     39,125,493

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
Class A                                --     (969,050)  (20,842,052)   (1,374,310)    (1,828,000)    (2,918,713)
Class B                                --     (599,532)     (446,164)           --       (253,756)    (1,401,288)
Class C                                --       (2,730)     (129,493)           --        (23,648)       (33,966)
Class Y                                --           --            --       (26,284)    (1,014,116)      (746,718)

Realized gains from
 investment transactions
Class A                        (3,341,914)          --            --    (3,166,084)    (3,941,934)    (1,557,491)
Class B                        (4,373,926)          --            --    (2,146,055)    (1,535,575)    (1,182,155)
Class C                          (178,569)          --            --      (207,025)      (266,342)       (78,804)
Class Y                            (6,618)          --            --       (40,477)    (1,602,998)      (281,704)

Return of capital
Class A                                --           --            --       (77,287)   (250,992)--       (440,989)
Class B                                --           --            --       (52,388)       (75,195)      (334,717)
Class C                                --           --            --        (5,054)       (12,165)       (22,312)
Class Y                                --           --            --          (988)      (117,117)       (79,763)

CAPITAL SHARE
TRANSACTIONS (NOTE 5)          38,920,753   (1,093,835)   53,528,994   310,024,211     76,256,542    205,602,552
                             ------------  -----------  ------------  ------------  -------------  -------------
Total increase (decrease)
in net assets                  45,946,957     (580,907)   53,528,994   392,843,633     90,560,191    235,649,425

NET ASSETS:
Beginning of period            66,500,962   31,087,454   411,416,294   115,792,730     77,922,079     61,591,077
                             ------------  -----------  ------------  ------------  -------------  -------------
End of period                $112,447,919  $30,506,547  $464,945,288  $508,636,363  $ 168,482,270  $ 297,240,502
                             ============  ===========  ============  ============  =============  =============
NET ASSETS CONSIST OF:
Undistributed net
 investment income           $         --  $    21,039  $         --  $         --  $          --  $          --

Paid-in capital                71,920,370   31,907,119   464,945,288   382,664,655    136,254,048    251,145,113
Accumulated net realized
 gain (loss)                      340,840   (1,901,884)           --            --             --             --
Unrealized appreciation
 on investments                40,186,709      480,273            --   125,971,708     32,228,222     46,095,389
                             ------------  -----------  ------------  ------------  -------------  -------------
                             $112,447,919  $30,506,547  $464,945,288  $508,636,363  $ 168,482,270  $ 297,240,502
                             ============  ===========  ============  ============  =============  =============

See Notes to Financial Statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DAVIS SERIES, INC. (the Company) is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock in the following six series (collectively "the Funds"):

DAVIS GROWTH OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. It invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y (except for Davis Government Money Market Fund, which does not offer Class Y shares). The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1998
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A. VALUATION OF SECURITIES - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

D. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 1998, Davis Government Bond Fund had approximately $790,900 of capital loss carryovers available to offset future capital gains, if any, of which $84,300, $376,100, $298,600, and $32,000 expire in 1999, 2001,
2002 and 2003, respectively. At December 31, 1998, Davis Financial Fund had approximately $1,754,284 of capital loss carryovers available to offset future capital gains, if any, which will expire in 2006. At December 31, 1998, Davis Real Estate Fund had approximately $5,680,753 of capital loss carryovers available to offset future capital gains, if any, which will expire in 2006.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1998
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, for Davis Growth Opportunity Fund, amounts have been reclassified to reflect a decrease in accumulated net investment loss of $1,002,598, a decrease in accumulated net realized gain of $1,163,296, and an increase in additional paid-in capital of $160,698; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in accumulated net realized loss of $1,058,541 and a corresponding decrease in additional paid-in capital; and for Davis Financial Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $632,007 and a corresponding decrease in additional paid-in capital.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE

    Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets and 0.40% of average net assets in excess of $500 million. The fee for the Davis Government Bond Fund is 0.50% average net assets. The fee for each of the Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million.

    The Adviser is paid for registering fund shares for sale in various states. The fee for the year ended December 31, 1998 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $9,996 for each fund. Boston Financial Data Services is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended December 31, 1998 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $33,840, $8,135, $20,809, $170,050, $32,827 and $75,161, respectively. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 1998 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $6,504, $2,496, $37,500, $14,496, $7,500 and $9,504, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1998
================================================================================
NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE - (CONTINUED)

    Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

    Each fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended December 31, 1998, SCD received $53,340, $4,032, $14,382 in commissions on the purchases and sales of portfolio securities in Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

    During the year ended December 31, 1998, Davis Distributors, LLC, the Funds' Underwriter (the "Underwriter" or "Distributor") received $369,205, $85,407, $5,418,760, $1,238,727 and $1,888,528 from commissions earned on sales of Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, of which $55,924, $11,372, $850,301, $189,347 and $294,893 was retained by the Underwriter and the remaining $313,281, $74,035, $4,568,459, $1,049,380 and $1,593,635 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds' registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

    The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The service fee for Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the year ended December 31, 1998, was $141,000, $49,428, $789,325, $275,435 and $484,050, respectively.

CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge my be assessed on shares redeemed within six years of purchase.

     Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. The National Association of Securities Dealers Inc. (the "NASD"), limits the percentage of each fund's

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1998
================================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

    During the year ended December 31, 1998, Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included distribution fees of $471,372, $149,536, $2,482,100, $576,954 and $1,109,708, respectively and service fees of $149,315, $48,375,
$823,580, $192,282 and $368,132, respectively.

    Commission advances by the Distributor during the year ended December 31, 1998 on the sale of Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $552,260, $247,303, $8,791,353,
$2,825,766 and $4,023,392 of which $537,150,  $227,596,  $8,712,371,  $2,814,182 and $3,929,605 was reallowed to qualified selling dealers.

    The Distributor intends to seek payment from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $632,976, $464,906, $12,556,756, $3,697,492 and $6,624,863, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

    A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended December 31, 1998 the Distributor received contingent deferred sales charges from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $100,568, $90,905, $927,899, $180,059 and $452,740, respectively.

CLASS C SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Funds pay the Distributor 1% of the Funds' average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1998
================================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

    During the year ended December 31, 1998, Class C shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis
Convertible Fund and Davis Real Estate Fund made distribution payments of $38,471, $29,187, $636,742, $209,203 and $246,679, respectively. During the year ended December 31, 1998, the Distributor received $2,515, $1,055, $32,692, $8,683 and $14,686 in contingent deferred sales charges from Class C shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities and Davis Real Estate Fund, respectively.

DAVIS GOVERNMENT MONEY MARKET FUND

   All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 1998 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:

                       DAVIS         DAVIS                       DAVIS
                      GROWTH      GOVERNMENT       DAVIS      CONVERTIBLE      DAVIS
                    OPPORTUNITY      BOND        FINANCIAL    SECURITIES    REAL ESTATE
                       FUND          FUND           FUND         FUND          FUND
                    -----------  -----------   ------------  ------------  ------------
Cost of purchases   $29,497,948  $45,402,160   $514,128,610  $175,623,490  $305,427,640
Proceeds of sales   $20,327,477  $ 7,238,440   $ 88,130,874  $ 32,014,628  $ 70,618,209

NOTE 5 - CAPITAL STOCK

    At December 31, 1998 there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund.
5.1 million shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1998
================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

CLASS A                                                 YEAR ENDED DECEMBER 31, 1998
                            --------------------------------------------------------------------------------------
                                                            DAVIS
                                DAVIS        DAVIS        GOVERNMENT                       DAVIS
                                GROWTH     GOVERNMENT       MONEY          DAVIS        CONVERTIBLE       DAVIS
                             OPPORTUNITY      BOND          MARKET        FINANCIAL      SECURITIES    REAL ESTATE
                                 FUND         FUND           FUND           FUND           FUND            FUND
                            ------------  -------------  -------------  -------------  -------------  -------------
Shares sold                    1,518,470      3,160,162    539,737,311     12,668,316      3,736,408      8,062,035
Shares issued in
 reinvestment of
 distributions                   107,320        141,050     22,137,587            138        211,983        275,560
                            ------------  -------------  -------------  -------------  -------------  -------------
                               1,625,790      3,301,212    561,874,898     12,668,454      3,948,391      8,337,595
Shares redeemed               (1,398,742)    (2,689,218)  (541,302,595)    (8,327,667)    (1,924,393)    (4,577,513)
                            ------------  -------------  -------------  -------------  -------------  -------------
Net increase                     227,048        611,994     20,572,303      4,340,787      2,023,998      3,760,082
                            ============  =============  =============  =============  =============  =============
                            $ 35,361,613  $  18,668,243  $ 539,737,311  $ 343,611,116  $  93,013,319  $ 188,681,546
Proceeds from shares sold
Proceeds from shares issued
 in reinvestment of
 distributions                 2,307,465        828,828     22,137,587          3,438      5,077,907      6,083,772
                            ------------  -------------  -------------  -------------  -------------  -------------
                              37,669,078     19,497,071    561,874,898    343,614,554     98,091,226    194,765,318

Cost of shares redeemed      (31,907,274)   (15,792,905)  (541,302,596)  (224,087,698)   (46,225,588)  (102,923,479)
                            ------------  -------------  -------------  -------------  -------------  -------------
Net increase                $  5,761,804  $   3,704,166  $  20,572,302  $ 119,526,856  $  51,865,638  $  91,841,839
                            ============  =============  =============  =============  =============  =============


CLASS A                                                 YEAR ENDED DECEMBER 31, 1997
                            ---------------------------------------------------------------------------------------
                                                              DAVIS
                                DAVIS        DAVIS         GOVERNMENT                       DAVIS
                                GROWTH     GOVERNMENT        MONEY          DAVIS        CONVERTIBLE       DAVIS
                             OPPORTUNITY      BOND           MARKET       FINANCIAL       SECURITIES    REAL ESTATE
                                 FUND         FUND            FUND           FUND            FUND           FUND
                            ------------   ------------  -------------   -------------   ------------   ------------
Shares sold                    1,100,536        558,992    330,851,219      7,335,160      1,550,872      5,548,659
Shares issued in
 reinvestment of
 distributions                   140,718        119,025      8,451,998        171,367        208,426        200,588
                            ------------  -------------  -------------  -------------  -------------  -------------
                               1,241,254        678,017    339,303,217      7,506,527      1,759,298      5,749,247

Shares redeemed                 (525,239)      (828,996)  (293,545,839)    (2,088,965)      (210,921)    (1,474,216)
                            ------------  -------------  -------------  -------------  -------------  -------------
 Net increase (decrease)         716,015       (150,979)    45,757,378      5,417,562      1,548,377      4,275,031
                            ============  =============  =============  =============  =============  =============
                            $ 26,573,315  $   3,237,351  $ 330,851,219  $ 171,133,319  $  38,576,000  $ 130,359,222
Proceeds from shares sold
Proceeds from shares issued
 in reinvestment of
 distributions                 3,149,356        683,818      8,451,998      4,379,988      5,173,270      4,870,372
                            ------------  -------------  -------------  -------------  -------------  -------------
                              29,722,671      3,921,169    339,303,217    175,513,307     43,749,270    135,229,594

Cost of shares redeemed      (11,675,708)    (4,767,135)  (293,545,839)   (50,496,593)    (5,002,912)   (36,105,903)
                            ------------  -------------  -------------  -------------  -------------  -------------
 Net increase (decrease)    $ 18,046,963  $    (845,966) $  45,757,378  $ 125,016,714  $  38,746,358  $  99,123,691
                            ============  =============  =============  =============  =============  =============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1998
================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

CLASS B                                                 YEAR ENDED DECEMBER 31, 1998
                            ----------------------------------------------------------------------------------
                                                            DAVIS
                                DAVIS        DAVIS       GOVERNMENT                    DAVIS
                                GROWTH     GOVERNMENT      MONEY         DAVIS       CONVERTIBLE      DAVIS
                             OPPORTUNITY      BOND         MARKET      FINANCIAL     SECURITIES    REAL ESTATE
                                 FUND         FUND          FUND         FUND           FUND          FUND
                            ------------  ------------  ------------  ------------  ------------  ------------
Shares sold                      868,064     7,172,861    95,164,634     9,271,722     2,999,720     4,400,784
Shares issued in
 reinvestment of                 130,667        93,650     1,056,722           177        95,158       125,670
 distributions              ------------  ------------  ------------  ------------  ------------  ------------
                                 998,731     7,266,511    96,221,356     9,271,899     3,094,878     4,526,454
                                (943,806)   (3,313,729)  (71,677,377)   (2,293,408)     (657,019)   (2,072,314)
Shares redeemed             ------------  ------------  ------------  ------------  ------------  ------------
                                  54,925     3,952,782    24,543,979     6,978,491     2,437,859     2,454,140
Net increase                ============  ============  ============  ============  ============  ============
                            $ 19,480,204  $ 42,278,281  $ 95,164,634  $249,847,256  $ 73,963,154  $104,063,066

Proceeds from shares sold
Proceeds from shares issued
 in reinvestment of
 distributions                 2,708,838       549,153     1,056,722         4,293     2,243,009     2,757,015
                            ------------  ------------  ------------  ------------  ------------  ------------
                              22,189,042    42,827,434    96,221,356   249,851,549    76,206,163   106,820,081

Cost of shares redeemed      (20,375,069)  (19,462,470)  (71,677,377)  (59,273,762)  (15,501,180)  (45,308,919)
                            ------------  ------------  ------------  ------------  ------------  ------------
Net increase                $  1,813,973  $ 23,364,964  $ 24,543,979  $190,577,787  $ 60,704,983  $ 61,511,162
                            ============  ============  ============  ============  ============  ============

CLASS B                                                  YEAR ENDED DECEMBER 31, 1997
                            -----------------------------------------------------------------------------------
                                                            DAVIS
                                DAVIS        DAVIS       GOVERNMENT                    DAVIS
                                GROWTH     GOVERNMENT      MONEY          DAVIS      CONVERTIBLE       DAVIS
                             OPPORTUNITY      BOND         MARKET       FINANCIAL    SECURITIES    REAL ESTATE
                                 FUND         FUND          FUND           FUND         FUND           FUND
                            ------------ ------------   -----------    ------------ ------------   ------------
Shares sold                     920,970       705,850     35,233,515      7,370,436     1,293,882     4,127,099
Shares issued in
 reinvestment of
 distributions                  193,330        64,235        392,764         79,728        65,853        94,831
                           ------------  ------------  -------------  -------------  ------------  ------------
                              1,114,300       770,085     35,626,279      7,450,164     1,359,735     4,221,930
Shares redeemed                (425,487)     (855,464)   (28,858,833)      (289,044)      (38,593)     (223,575)
                           ------------  ------------  -------------  -------------  ------------  ------------
Net increase                    688,813       (85,379)     6,767,446      7,161,120     1,321,142     3,998,355
                           ============  ============  =============  =============  ============  ============
Proceeds from shares sold  $ 22,907,615  $  4,070,952  $  35,233,515  $ 167,332,980  $ 32,378,583  $ 96,109,813

Proceeds from shares issued
 in reinvestment of
 distributions                4,209,771       368,528        392,764      2,016,400     1,639,955     2,349,788
                           ------------  ------------  -------------  -------------  ------------  ------------
                             27,117,386     4,439,480     35,626,279    169,349,380    34,018,538    98,459,601
Cost of shares redeemed      (9,423,573)   (4,900,910)   (28,858,833)    (6,584,559)     (944,561)   (5,351,225)
                           ------------  ------------  -------------  -------------  ------------  ------------
Net increase               $ 17,693,813  $   (461,430) $   6,767,446  $ 162,764,821  $ 33,073,977  $ 93,108,376
                           ============  ============  =============  =============  ============  ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1998
================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

CLASS C                                                 YEAR ENDED DECEMBER 31, 1998
                            ----------------------------------------------------------------------------------
                                                           DAVIS
                              DAVIS          DAVIS       GOVERNMENT                   DAVIS
                              GROWTH      GOVERNMENT       MONEY         DAVIS      CONVERTIBLE      DAVIS
                           OPPORTUNITY       BOND          MARKET      FINANCIAL     SECURITIES   REAL ESTATE
                               FUND          FUND           FUND          FUND         FUND           FUND
                           -----------    -----------   ------------  ------------  -----------   -----------
Shares sold                    151,917      2,106,807     22,054,854     2,982,995    1,106,813     1,702,090
Shares issued in
 reinvestment of
 distributions                   7,636          9,341        203,415          --         25,053        23,551
                           -----------    -----------   ------------  ------------  -----------   -----------
                               159,553      2,116,148     22,258,269     2,982,995    1,131,866     1,725,641

Shares redeemed               (106,932)      (766,851)   (17,846,207)     (565,286)    (273,399)     (402,275)
                           -----------    -----------   ------------  ------------  -----------   -----------
Net increase                    52,621      1,349,297      4,412,062     2,417,709      858,467     1,323,366
                           ===========    ===========   ============  ============  ===========   ===========
Proceeds from shares sold
Proceeds from shares issued
 in reinvestment of
 distributions             $ 3,480,079    $12,473,788   $ 22,054,854  $ 81,536,806  $27,554,478   $39,481,196

Cost of shares redeemed        162,272         55,001        203,415          --        597,272       511,436
                           -----------    -----------   ------------  ------------  -----------   -----------
                             3,642,351     12,528,789     22,258,269    81,536,806   28,151,750    39,992,632

Net increase                (2,329,570)    (4,517,484)   (17,846,207)  (14,848,755)  (6,500,906)   (8,869,683)
                           -----------    -----------   ------------  ------------  -----------   -----------
                           $ 1,312,781    $ 8,011,305   $  4,412,062  $ 66,688,051  $21,650,844   $31,122,949
                           ===========    ===========   ============  ============  ===========   ===========

CLASS C                      AUGUST 15,    AUGUST 19,                   AUGUST 12,    AUGUST 12,    AUGUST 13,
                                1997         1997                         1997          1997           1997
                             (INCEPTION   (INCEPTION                   (INCEPTION    (INCEPTION     (INCEPTION
                              OF CLASS)    OF CLASS)                    OF CLASS)     OF CLASS)      OF CLASS)
                              THROUGH       THROUGH      YEAR ENDED     THROUGH       THROUGH        THROUGH
                              12/31/97     12/31/97       12/31/97      12/31/97      12/31/97       12/31/97
                                                            DAVIS
                                DAVIS        DAVIS       GOVERNMENT                     DAVIS
                                GROWTH     GOVERNMENT      MONEY          DAVIS       CONVERTIBLE      DAVIS
                             OPPORTUNITY      BOND         MARKET       FINANCIAL     SECURITIES    REAL ESTATE
                                 FUND         FUND          FUND          FUND           FUND          FUND
                            ------------   ------------  -----------   ------------   -----------  ------------
Shares sold                     117,836        81,512     11,684,526       761,161       244,199       335,470
Shares issued in
 reinvestment of
 distributions                    6,062           186        105,277         7,941        11,513         4,832
                             ----------      --------     ----------   -----------    ----------    ----------
                                123,898        81,698     11,789,803       769,102       255,712       340,302
Shares redeemed                 (8,646)      (45,199)   (10,785,633)      (10,141)       (7,411)      (13,792)
                             ----------      --------     ----------   -----------    ----------    ----------
Net increase                    115,252        36,499      1,004,170       758,961       248,301       326,510
                             ==========      ========     ==========   ===========    ==========    ==========
Proceeds from shares sold
Proceeds from shares issued
 in reinvestment of
 distributions               $3,139,205      $475,986    $11,684,526   $18,756,737    $6,408,741    $8,385,602


Cost of shares redeemed         135,237         1,087        105,277       203,285       290,990       123,175
                             ----------      --------     ----------   -----------    ----------    ----------
                              3,274,442       477,073     11,789,803    18,960,022     6,699,731     8,508,777

Net increase                   (207,854)     (263,512)   (10,785,633)     (250,089)     (197,278)     (344,542)
                             ----------      --------     ----------   -----------    ----------    ----------
                             $3,066,588      $213,561     $1,004,170   $18,709,933    $6,502,453    $8,164,235
                             ==========      ========     ==========   ===========    ==========    ==========

DAVIS SERIES, INC.
December 31, 1998
================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

CLASS Y                      SEPTEMBER 1,  (INCEPTION
                                1998        OF CLASS)
                             YEAR ENDED     THROUGH
                             DECEMBER 31,  DECEMBER 31,          YEAR ENDED DECEMBER 31, 1998
                                1998          1998        ------------------------------------------
                                DAVIS        DAVIS                          DAVIS
                                GROWTH     GOVERNMENT        DAVIS        CONVERTIBLE        DAVIS
                             OPPORTUNITY      BOND         FINANCIAL      SECURITIES      REAL ESTATE
                                 FUND         FUND           FUND            FUND            FUND
                            ------------   ------------   ------------    -----------    ------------
Shares sold                      4,004          64,225         384,619          83,627         754,373
Shares issued in
 reinvestment of
 distributions                     153             259            --            59,589          52,922
                             ---------    ------------    ------------    ------------    ------------
                                 4,157          64,484         384,619         143,216         807,295
Shares redeemed                 (4,997)         (4,965)       (177,312)       (304,192)        (93,138)
                             ---------    ------------    ------------    ------------    ------------
Net increase                      (840)         59,519         207,307        (160,976)        714,157
                             =========    ============    ============    ============    ============
Proceeds from shares sold    $ 101,885    $    381,919    $ 10,496,605    $  2,093,815    $ 17,553,545
Proceeds from shares issued
 in reinvestment of
 distributions                   3,290           1,533            --         1,437,986       1,168,974
                             ---------    ------------    ------------    ------------    ------------
                               105,175         383,452      10,496,605       3,531,801      18,722,519

Cost of shares redeemed       (101,691)        (29,395)     (4,721,593)     (6,855,162)     (2,033,660)
                             ---------    ------------    ------------    ------------    ------------
Net increase                 $   3,484    $    354,057    $  5,775,012    $ (3,323,361)   $ 16,688,859
                             =========    ============    ============    ============    ============

CLASS Y                     SEPTEMBER 18,     MARCH 10,
                               1997             1997
                            (INCEPTION       (INCEPTION
                             OF CLASS)        OF CLASS)
                              THROUGH          THROUGH
                             DECEMBER 31,     DECEMBER 31,
                               1997              1997       YEAR ENDED DECEMBER 31, 1997
                             ----------      ----------    -----------------------------
                                DAVIS                           DAVIS            DAVIS
                               GROWTH           DAVIS        CONVERTIBLE         REAL
                             OPPORTUNITY      FINANCIAL      SECURITIES         ESTATE
                                FUND            FUND            FUND             FUND
                             ----------      ----------      ---------        -----------
Shares sold                      4,577          162,900           53,778          169,862
Shares issued in
 reinvestment of                   235            2,156          109,438           44,811
 distributions               ---------      -----------      -----------      -----------
                                 4,812          165,056          163,216          214,673
                                  (626)         (16,811)        (271,815)          (2,344)
Shares redeemed              ---------      -----------      -----------      -----------
                                 4,186          148,245         (108,599)         212,329
Net increase                 =========      ===========      ===========      ===========

Proceeds from shares sold    $ 123,437      $ 3,887,607      $ 1,260,826      $ 4,171,776
Proceeds from shares issued
 in reinvestment of
 distributions                   5,264           55,087        2,706,537        1,092,773
                             ---------      -----------      -----------      -----------
                               128,701        3,942,694        3,967,363        5,264,549

Cost of shares redeemed        (15,312)        (409,951)      (6,033,609)         (58,299)
                             ---------      -----------      -----------      -----------
Net increase                 $ 113,389      $ 3,532,743      $(2,066,246)     $ 5,206,250
                             =========      ===========      ===========      ===========

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1998
================================================================================
NOTE 6 - CUSTODY FEES

    Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $1,889, $2,427, $441, $10,684, $26,826 and $6,896 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, during the year ended December 31, 1998.

NOTE 7 - RESTRICTED AND ILLIQUID SECURITIES

    Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Davis Real Estate Fund was $11,985,305, or 2.90% of the Fund's net assets as of December 31, 1998. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in Davis Convertible Securities Fund was $40,000, or 0.01% of the Fund's net assets as of December 31, 1998. Information concerning restricted and illiquid securities is as follows:

                                                              Valuation per Unit
                                                                     as of
                                                                   December 31,
                                      Acquisition    Cost per         1998
Fund               Security               Date         Unit        Shares/Par
----           ------------------     -----------    --------      ----------
Davis
Real Estate    Centerpoint Properties
               Corp. Private            04/02/98      $33.375         $32.122

Davis
Real Estate    Vail Resorts             07/10/98      $29.828         $ 22.00

Davis
Convertible    Florida West Airlines,
Securities     Inc., 8.00%, 03/25/99    03/23/94      $100.00         $ 8.00

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
================================================================================
    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
                                                                    ONE MONTH
                                         YEAR ENDED                   ENDED
                                         DECEMBER 31,              DECEMBER 31,
                              -----------------------------------  ------------
                               1998      1997     1996       1995      1994
                               ----      ----     ----       ----      ----
Net Asset Value,
 Beginning of Period        $ 22.49   $ 18.93   $ 17.25    $ 12.83   $ 13.70
                            -------   -------   -------    -------   -------
INCOME(LOSS) FROM
INVESTMENT OPERATIONS
Net Investment Loss           (0.09)    (0.10)    (0.13)     (0.11)    (0.01)
Net Realized and Unrealized
 Gains (Losses)                0.59      5.34      3.37       6.08     (0.29)
                            -------   -------   -------    -------    -------
Total From Investment
 Operations                    0.50      5.24      3.24       5.97     (0.30)
                            -------   -------   -------    -------    -------
DISTRIBUTIONS
Distributions from
 Realized Gains               (1.03)    (1.68)    (1.55)     (1.55)    (0.57)
Return of Capital                --        --     (0.01)        --        --
                            -------   -------   -------    -------    -------
Total Distributions           (1.03)    (1.68)    (1.56)     (1.55)    (0.57)
                            -------   -------   -------    -------    -------
Net Asset Value, End
 of Period                  $ 21.96   $ 22.49   $ 18.93    $ 17.25    $ 12.83
                            =======   =======   =======    =======    =======

TOTAL RETURN(1)                2.32%    27.70%    18.73%     46.65%     (2.21)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)              $52,212   $48,386   $27,158    $22,890    $12,455
Ratio of Expenses to
 Average Net Assets            1.32%     1.27%     1.49%(2)   1.51%      1.42%*
Ratio of Net Investment
 Loss to Average Net Assets   (0.38)%   (0.58)%   (0.76)%    (0.71)%    (0.08)%*
Portfolio Turnover Rate(3)    18.03%    19.33%    30.55%     30.07%      37.31%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.48% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*Annualized

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B                                     YEAR ENDED DECEMBER 31,
                            --------------------------------------------------
                              1998     1997        1996        1995       1994
                              ----     ----        ----        ----       ----
Net Asset Value,
 Beginning of Period        $ 21.88  $ 18.58   $   17.08     $ 12.82    $ 14.67
                            -------  -------   ---------     -------    -------
INCOME(LOSS) FROM
INVESTMENT OPERATIONS
Net Investment Loss           (0.26)   (0.25)      (0.27)      (0.26)     (0.12)
Net Realized and Unrealized
 Gains (Losses)                0.59     5.23        3.33        6.07      (1.11)
                            -------  -------   ---------     -------    -------
Total From Investment
 Operations                    0.33     4.98        3.06        5.81      (1.23)

DISTRIBUTIONS
Distributions from
 Realized Gains               (1.03)   (1.68)      (1.55)      (1.55)     (0.62)
Return of Capital                --       --       (0.01)         --         --
                            -------  -------   ---------     -------    -------
Total Distributions           (1.03)   (1.68)      (1.56)      (1.55)     (0.62)
                            -------  -------   ---------     -------    -------
Net Asset Value, End
 of Period                  $ 21.18  $ 21.88   $   18.58     $ 17.08    $ 12.82
                            =======  =======   =========     =======    =======

TOTAL RETURN(1)                1.61%   26.82%      17.86%      45.44%    (8.45)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)              $60,587  $61,383     $39,343     $35,326    $36,087
Ratio of Expenses to
 Average Net Assets            2.10%    2.09%(3)    2.25%(3)    2.30%      2.15%
Ratio of Net Investment
 Loss to Average Net Assets   (1.16)%  (1.40)%     (1.52)%     (1.50)%    (0.81)
Portfolio Turnover Rate(3)    18.03%   19.33%      30.55%      30.07%     37.31%

(1) Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business of January 7, 1994.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement 2.08% and 2.24% for 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                      CLASS C                        CLASS Y
                          ----------------------------  -------------------------------
                                       AUGUST 15, 1997              SEPTEMBER 18, 1997
                                        (COMMENCEMENT                 (COMMENCEMENT
                             YEAR       OF OPERATIONS)     YEAR       OF OPERATIONS)
                            ENDED         THROUGH          ENDED         THROUGH
                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                             1998           1997           1998            1997
                             ----           ----           ----            ----
Net Asset Value,
 Beginning of Period        $22.43         $25.56        $22.52           $27.19
                            ------         ------        ------           ------
INCOME(LOSS) FROM
INVESTMENT OPERATIONS
Net Investment Loss          (0.30)         (0.04)        (0.14)               -
Net Realized and Unrealized
 Gains (Losses)               0.61          (1.41)         0.61            (2.99)
                            ------         ------        ------           ------
Total From Investment
 Operations                   0.31          (1.45)         0.47            (2.99)
                            ------         ------        ------           ------
DISTRIBUTIONS
Distributions from
 Realized Gains
Return of Capital            (1.03)         (1.68)        (1.03)           (1.68)
                            ------         ------        ------           ------
Total Distributions          (1.03)         (1.68)        (1.03)           (1.68)
                            ------         ------        ------           ------
Net Asset Value, End
 of Period                  $21.71         $22.43        $21.96           $22.52
                            ======         ======        ======           ======
TOTAL RETURN(1)              1.48%         (5.66)%        2.18%          (10.98)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)              $3,644         $2,585           $73              $94
Ratio of Expenses to
 Average Net Assets          2.27%          2.19%*        1.33%(2)         1.01%*
Ratio of Net Investment
 Loss to Average Net Assets (1.33)%        (1.51)%*      (0.38)%          (0.33)%*
Portfolio Turnover Rate(3)  18.03%         19.33%        18.03%           19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.32% for Class Y for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================
    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
                                                                     ONE MONTH
                                          YEAR ENDED                   ENDED
                                          DECEMBER 31,              DECEMBER 31,
                            -------------------------------------   ------------
                              1998      1997       1996      1995        1994
                              ----      ----       ----      ----        ----
Net Asset Value,            $  5.87   $  5.76    $  6.00   $  5.79     $  5.78
 Beginning of Period        -------   -------    -------   -------     -------

INCOME(LOSS) FROM
INVESTMENT OPERATIONS          0.29      0.33       0.33      0.39        0.02
Net Investment Loss            0.07      0.11      (0.14)     0.27       (0.01)
Net Realized and Unrealized -------   -------    -------   -------     -------
 Gains (Losses)                0.36      0.44       0.19      0.66        0.01
                            -------   -------    -------   -------     -------
Total From Investment
 Operations

DISTRIBUTIONS                 (0.29)    (0.33)     (0.33)    (0.36)         --
Distributions from            (0.04)       --      (0.10)    (0.09)         --
 Realized Gains             -------   -------    -------   -------     -------
Return of Capital             (0.33)    (0.33)     (0.43)    (0.45)         --
                            -------   -------    -------   -------     -------
Total Distributions
                            $  5.90   $  5.87    $  5.76   $  6.00     $  5.79
Net Asset Value, End        =======   =======    =======   =======     =======
 of Period

TOTAL RETURN(1)                6.31%     7.92%      3.40%    11.82%      (0.97)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)
Ratio of Expenses to        $21,285   $17,589    $18,129   $21,485     $20,035
 Average Net Assets            1.43%     1.27%(2)   1.77%     1.74%       1.64%*
Ratio of Net Investment
 Loss to Average Net Assets    4.87%     5.82%      5.88%     6.54%       6.22%*
Portfolio Turnover Rate(3)    18.40%    24.35%     45.50%    41.04%      62.17%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.26% for 1997. Prior to 1996, such reductions were reflected in the expenses ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. * Annualized See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================
    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B
                                           YEAR ENDED DECEMBER 31,
                            --------------------------------------------------
                              1998       1997       1996       1995      1994
                              ----       ----       ----       ----      ----
Net Asset Value,
 Beginning of Period        $  5.86    $  5.75    $  5.98    $  5.79   $  6.33
                            -------    -------    -------    -------   -------
INCOME(LOSS) FROM
INVESTMENT OPERATIONS
Net Investment Loss            0.27       0.29       0.29       0.34      0.31
Net Realized and Unrealized
 Gains (Losses)                0.04       0.11      (0.13)      0.26     (0.37)
                            -------    -------    -------    -------   -------
Total From Investment
 Operations                    0.31       0.40       0.16       0.60     (0.06)
                            -------    -------    -------    -------   -------
DISTRIBUTIONS
Distributions from
 Realized Gains               (0.27)     (0.29)     (0.29)     (0.33)    (0.37)
Return of Capital             (0.02)    -           (0.10)     (0.08)    (0.11)
                            -------    -------    -------    -------   -------
Total Distributions           (0.29)     (0.29)     (0.39)     (0.41)    (0.48)
                            -------    -------    -------    -------   -------
Net Asset Value, End
 of Period                  $  5.88    $  5.86    $  5.75    $  5.98   $  5.79
                            =======    =======    =======    =======   =======
TOTAL RETURN(1)                5.38%      7.12%      2.78%     10.62%    (0.97)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)              $36,005    $12,703    $12,959    $15,976   $19,241
Ratio of Expenses to
 Average Net Assets            2.18%(3)   2.01%(3)   2.53%(3)   2.51%     2.38%
Ratio of Net Investment
 Loss to Average Net Assets    4.13%      5.07%      5.13%      5.77%     5.48%
Portfolio Turnover Rate(3)    18.40%     24.35%     45.50%     41.04%    62.17%

(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.17%, and 2.00% and 2.52% for 1998, 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================
    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                CLASS C               CLASS Y
                                        -----------------------       -------
                                                      AUGUST 19,    SEPTEMBER 1,
                                                         1997          1998
                                                      (INCEPTION    (INCEPTION
                                           YEAR        OF CLASS)     OF CLASS)
                                           ENDED        THROUGH      THROUGH
                                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        ------------  ------------ -------------
                                          1998            1997          1998
                                          ----            ----          ----
Net Asset Value, Beginning of Period      $5.88          $5.79          $5.92
                                          -----          -----          -----

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                      0.27           0.08           0.07
Net Realized and Unrealized Gains          0.04           0.09           0.02
                                          -----          -----          -----
Total From Investment Operations           0.31           0.17           0.09
                                          -----          -----          -----

DIVIDENDS AND DISTRIBUTIONS
Net Investment Income                     (0.27)         (0.08)         (0.07)
Return of Capital                         (0.02)            --          (0.02)
                                          -----          -----          -----
Total Dividend and Distributions          (0.29)         (0.08)         (0.09)
                                          -----          -----          -----
Net Asset Value, End of Period            $5.90          $5.88          $5.92
                                          =====          =====          =====

TOTAL RETURN(1)                            5.42%          2.97%          1.59%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000 omitted)  $8,178          $ 215          $ 352
Ratio of Expenses to Average Net Assets    2.18%          1.97%*(2)      1.05%*
Ratio of Net Investment Income to
  Average Net Assets                       4.12%          5.11%*         5.25%*
Portfolio Turnover Rate(3)                18.40%         24.35%         18.40%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.96% for Class C for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

* Annualized

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
================================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASSES A, B & C
                                          YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------
                              1998       1997       1996       1995       1994
                           --------    -------    -------    -------    -------
Net Asset Value,
 Beginning of Period       $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                           --------   --------   --------   --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income         .048       .049       .047       .051       .034

DIVIDENDS
 Net Investment Income        (.048)     (.049)     (.047)     (.051)     (.034)
                           --------    -------    -------    -------    -------
Net Asset Value, End of
 Period                    $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                           ========   ========   ========   ========   ========
TOTAL RETURN(1)                4.94%      5.02%      4.80%      5.25%      3.48%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)             $514,474   $464,459   $411,416    $360,290  $240,727
Ratio of Expenses to
 Average Net Assets            0.61%      0.57%      0.66%      0.73%      0.64%
Ratio of Net Investment
 Income to Average
 Net Assets                    4.84%      4.92%      4.72%      5.13%      3.43%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS A
                                           YEAR ENDED DECEMBER 31,
                             -------------------------------------------------
                               1998      1997       1996      1995     1994(2)
                             -------   -------    -------   -------    -------
Net Asset Value, Beginning
 of Period                  $  25.68   $ 18.06   $  14.50    $ 10.68   $ 11.70
                            --------   -------   --------    -------   -------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income           0.09      0.13       0.14      0.07       0.08
Net Realized and Unrealized
 Gains                          3.55      7.92       4.44      5.32      (0.61)
                            --------   -------   --------    -------   -------
Total From Investment
 Operations                     3.64      8.05       4.58      5.39      (0.53)
                            --------   -------   --------    -------   -------
DIVIDENDS AND DISTRIBUTIONS
Net Investment Income             --     (0.13)     (0.15)    (0.07)     (0.08)
Return of Capital                 --     (0.30)     (0.87)    (1.50)     (0.39)
Total Dividend and
 Distributions                    --        --         --        --      (0.02)
                            --------   -------   --------    -------   -------
Net Asset Value, End
 of Period                        --     (0.43)     (1.02)    (1.57)     (0.49)
                            --------   -------   --------    -------   -------
                            $  29.32   $ 25.68   $  18.06    $ 14.50   $ 10.68
                            ========   =======   ========    =======   =======

TOTAL RETURN(1)                14.17%    44.53%     31.50%    50.51%     (4.55)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)              $460,799   $292,059  $107,579    $79,874   $57,670
Ratio of Expenses to
 Average Net Assets             1.07%(3)   1.07%     1.15%      1.18 %    1.24%
Ratio of Net Investment
 Income to Average Net
 Assets                         0.34%      0.77%     0.92%      0.53 %    0.67%
Portfolio Turnover Rate(3)     11.37%      6.23%    25.78%     41.89 %   43.95%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business on January 7, 1994.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.06% for 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS B

                                                                    DECEMBER 27, 1994
                                                                       (INCEPTION
                                                                        OF CLASS)
                                    YEAR ENDED DECEMBER 31,              THROUGH
                            --------------------------------------    DECEMBER 31,
                              1998        1997      1996      1995       1994
                              ----        ----      ----      ----       ----
Net Asset Value, Beginning
 of Period                  $  25.36    $ 17.91    $14.41    $10.68     $11.22
                            --------    -------    ------    ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income          (0.12)     (0.01)     0.01      0.01       0.03
Net Realized and Unrealized
 Gains                          3.47       7.76      4.37      5.22      (0.13)
                            --------    -------    ------    ------     ------
Total From Investment
 Operations                     3.35       7.75      4.38      5.23      (0.10)
                            --------    -------    ------    ------     ------
DIVIDENDS AND DISTRIBUTIONS
Net Investment Income             --         --     (0.01)       --      (0.03)
Return of Capital                 --      (0.30)    (0.87)    (1.50)     (0.39)
Total Dividend and
 Distributions                    --         --        --        --      (0.02)
                            --------    -------    ------    ------     ------
Net Asset Value, End
 of Period                                (0.30)    (0.88)    (1.50)     (0.44)
                            --------    -------    ------    ------     ------
                            $  28.71    $ 25.36    $17.91    $14.41     $10.68
                            ========    =======    ======    ======     ======
TOTAL RETURN(1)                13.21%     43.25%    30.29%    49.00%     (0.90)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)              $419,145    $193,257   $8,213    $1,762     $   28
Ratio of Expenses to
 Average Net Assets             1.93%(2)    1.97%    2.04%     2.09%      2.04%*
Ratio of Net Investment
 Income to Average Net
 Assets                        (0.52)%     (0.12)%   0.19%    (0.38)%    (0.13)%*
Portfolio Turnover Rate        11.37%       6.23%   25.78%    41.89%     43.95%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses of average net assets after the reduction of custodian fees under a custodian agreement was 1.92% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

* Annualized

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

                                               CLASS C                   CLASS Y
                                           AUGUST 12, 1997            MARCH 10, 1997
                                             (INCEPTION                 (INCEPTION
                                 YEAR         OF CLASS)       YEAR       OF CLASS
                                 ENDED         THROUGH        ENDED       THROUGH
                              DECEMBER 31,   DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                  1998           1997          1998        1997
                               ---------     ---------      ---------     -------
Net Asset Value,
 Beginning of Period             $ 25.71      $ 23.76        $ 25.66      $20.32
                                 -------      -------        -------      ------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS
Net Investment Income (Loss)       (0.10)          --           0.14        0.09
Net Realized and Unrealized
 Gains                              3.51         2.25           3.60        5.74
                                 -------      -------        -------      ------
Total From Investment
 Operations                         3.41         2.25           3.74        5.83
                                 -------      -------        -------      ------
DIVIDENDS AND DISTRIBUTIONS
Net Investment Income                 --           --             --       (0.19)
Distributions from Realized
 Gains                                --        (0.30)            --       (0.30)
                                 -------      -------        -------      ------
Total Dividend and
 Distributions                        --        (0.30)            --       (0.49)
                                 -------      -------        -------      ------
Net Asset Value, End of
 Period                          $ 29.12      $ 25.71        $ 29.40      $25.66
                                 =======      =======        =======      ======

TOTAL RETURN (1)                   13.26%        9.45%         14.58%      28.66%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)                   $92,513      $19,515        $10,453      $3,805
Ratio of Expenses to
 Average Net Assets                 1.91%        1.93%*         0.83%(2)    0.79%*
Ratio of Net Investment Income
  (Loss) to Average Net Assets     (0.51)%      (0.09)%*        0.58%       1.06%*
Portfolio Turnover Rate(3)         11.37%        6.23%         11.37%       6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.82% for Class Y shares for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

* Annualized

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS A

                                              YEAR ENDED DECEMBER 31,
                               ----------------------------------------------------
                               1998        1997         1996        1995       1994
                               ----        ----         ----        ----       ----
Net Asset Value,
 Beginning of Period          $25.26      $21.22       $18.22      $15.57     $17.45
                            --------     -------      -------     -------    -------
INCOME(LOSS) FROM
INVESTMENT OPERATIONS
Net Investment Loss             0.77        0.67         0.71        0.67       0.67
Net Realized and Unrealized
 Gains (Losses)                (1.23)       5.33         4.56        3.42      (1.83)
                            --------     -------      -------     -------    -------
Total From Investment
 Operations                    (0.46)       6.00         5.27        4.09      (1.16)
                            --------     -------      -------     -------    -------
DISTRIBUTIONS
Distributions from
 Realized Gains                (0.76)      (0.67)       (0.69)      (0.66)     (0.67)
Return of Capital              (0.27)      (1.22)       (1.54)      (0.78)     (0.05)
Distribution (from
 paid-in capital)              (0.01)      (0.07)       (0.04)          -          -
                            --------     -------      -------     -------    -------
Total Distributions            (1.04)      (1.96)       (2.27)      (1.44)     (0.72)
                            --------     -------      -------     -------    -------
Net Asset Value, End
 of Period                    $23.76      $25.26       $21.22      $18.22     $15.57
                            ========     =======      =======     =======    =======
TOTAL RETURN(1)                (1.79)%     28.68%       29.46%      26.68%     (6.72)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)              $132,856     $90,107      $42,841     $59,757    $47,844
                            ========     =======      =======     =======    =======
Ratio of Expenses to
 Average Net Assets             1.16%(2)    1.08%(2)     1.05%       1.14%      1.20%
Ratio of Net Investment
 Loss to Average Net Assets     3.27%       3.00%        3.34%       3.87%      4.06%
Portfolio Turnover Rate(3)     14.43%      23.68%       43.16%      53.58%     45.15%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.15% and 1.07% for 1998 and 1997, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout the period.

                                                          CLASS B                               CLASS C
                                    -------------------------------------------------- --------------------------
                                                                      FEBRUARY 3, 1995            AUGUST 12, 1997
                                                                         (INCEPTION                 (INCEPTION
                                                                          OF CLASS)      YEAR        OF CLASS)
                                                   YEAR ENDED              THROUGH       ENDED        THROUGH
                                                  DECEMBER 31,          DECEMBER 31,  DECEMBER 31  DECEMBER 31,
                                   ---------------------------------    ------------  -----------  ------------
                                     1998         1997         1996         1995          1998         1997
                                     ----         ----         ----         ----          ----         ----
Net Asset Value,  Beginning
 of Period                         $ 25.03      $ 21.05      $ 18.14      $ 15.95       $ 25.36      $ 24.91
                                   -------      -------      -------      -------       -------      -------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net Investment Income                 0.56         0.44         0.59         0.54          0.59         0.11
Net Realized and Unrealized
 Gains (Losses)                      (1.22)        5.26         4.45         2.97         (1.26)        1.72
                                   -------      -------      -------      -------       -------      -------
Total From Investment Operations     (0.66)        5.70         5.04         3.51         (0.67)        1.83
                                   -------      -------      -------      -------       -------      -------
DIVIDENDS AND DISTRIBUTIONS
Net Investment Income                (0.54)       (0.44)       (0.56)       (0.54)        (0.55)       (0.11)
Distributions from  Realized Gains   (0.27)       (1.22)       (1.54)       (0.78)        (0.27)       (1.22)
Return of Capital                    (0.01)       (0.06)       (0.03)          --         (0.01)       (0.05)
                                   -------      -------      -------      -------       -------      -------
Total Dividend and  Distributions    (0.82)       (1.72)       (2.13)       (1.32)        (0.83)       (1.38)
                                   -------      -------      -------      -------       -------      -------
 Net Asset Value, End of Period    $ 23.55      $ 25.03      $ 21.05      $ 18.14       $ 23.86      $ 25.36
                                   =======      =======      =======      =======       =======      =======
TOTAL RETURN (1)                     (2.62)%      27.35%       28.21%       25.31%        (2.61)%       7.38%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)                     $90,827      $35,536      $ 2,075      $   378       $26,406      $ 6,296
Ratio of Expenses to Average
 Net Assets                           2.04%(2)     2.11%(2)     2.01%(2)     2.01%*        2.03%*(2)    2.08%*(2)
Ratio of Net Investment Income
 to Average Net Assets                2.39%        2.09%        2.40%        3.00%*        2.40%*       2.01%*
Portfolio Turnover Rate(3)           14.43%       23.68%       43.16%       53.58%        14.43%       23.68%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.03%, 2.10% and 2.00% for Class B shares for 1998, 1997 and 1996, respectively and 2.02% and 2.07% for Class C Shares for 1998 and 1997, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS Y

                                                                   NOVEMBER 13, 1996
                                                                      (INCEPTION
                                        YEAR           YEAR           OF CLASS)
                                        ENDED          ENDED           THROUGH
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        1998            1997            1996
                                      -------           -------        -------
Net Asset Value,  Beginning
 of Period                            $ 25.34           $ 21.29        $ 21.39
                                      -------           -------        -------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net Investment Income                    0.89              0.69           0.07
Net Realized and Unrealized
 Gains (Losses)                         (1.27)             5.35           1.44
                                      -------           -------        -------
Total From Investment Operations         0.38)             6.04           1.51
                                      -------           -------        -------
DIVIDENDS AND DISTRIBUTIONS
Net Investment Income                   (0.85)            (0.69)         (0.06)
Distributions from  Realized Gains      (0.27)            (1.22)         (1.54)
Return of Capital                          --             (0.08)         (0.01)
                                      -------           -------        -------
Total Dividend and  Distributions       (1.12)            (1.99)         (1.61)
                                      -------           -------        -------
 Net Asset Value, End of Period       $ 23.84           $ 25.34        $ 21.29
                                      =======           =======        =======
TOTAL RETURN (1)                        (1.46)%           28.80%          7.01%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)                        $30,536           $36,543        $33,006
Ratio of Expenses to Average
 Net Assets                              0.86%(2)          0.95%          0.98%*
Ratio of Net Investment Income
 to Average Net Assets                   3.57%             3.09%          3.11%*
Portfolio Turnover Rate(3)              14.43%            23.68%         43.16%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.85% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS A

                                                                               JANUARY 3, 1994
                                                                                (COMMENCEMENT
                                                YEAR ENDED                      OF OPERATIONS)
                                                DECEMBER 31,                       THROUGH
                                  ------------------------------------------    DECEMBER  31,
                                     1998        1997       1996(1)     1995        1994
                                     ----        ----       ----        ----        ----
Net Asset Value,  Beginning
 of Period                         $  25.41    $  21.24    $ 16.44     $ 14.72     $ 14.29
                                   --------    --------    -------     -------     -------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net Investment Income                  0.74        0.74       0.71        0.82        0.62
Net Realized and Unrealized
 Gains (Losses)                       (4.65)       4.51       5.22        1.71        0.55
                                   --------    --------    -------     -------     -------
Total From Investment Operations      (3.91)       5.25       5.93        2.53        1.17
                                   --------    --------    -------     -------     -------
DIVIDENDS AND DISTRIBUTIONS
Net Investment Income                 (0.74)      (0.74)     (0.70)      (0.81)      (0.62)
Distributions from  Realized Gains       --       (0.27)     (0.25)         --      (0.12)
Return of Capital                     (0.03)      (0.07)     (0.18)         --          --
                                   --------    --------    -------     -------     -------
Total Dividend and  Distributions     (0.77)      (1.08)     (1.13)      (0.81)      (0.74)
                                   --------    --------    -------     -------     -------
 Net Asset Value, End of Period    $  20.73    $  25.41    $ 21.24     $ 16.44     $ 14.72
                                   ========    ========    =======     =======     =======
TOTAL RETURN (1)                     (15.56)%     25.08%     37.05%      17.70%       8.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)                     $198,328    $147,488    $32,507     $29,320     $25,450
Ratio of Expenses to Average
 Net Assets                            1.21%       1.18%      1.32%(3)     .43%       1.86%*
Ratio of Net Investment Income
 to Average Net Assets                 3.40%       3.40%      3.95%       5.44%       3.98%*
Portfolio Turnover Rate(3)            19.14%      12.50%     18.60%      38.82%      35.80%

(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.31% for 1996, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS B


                                                                             DECEMBER 27, 1994
                                                                                (INCEPTION
                                                  YEAR ENDED                     OF CLASS)
                                                  DECEMBER 31,                   THROUGH
                                   ----------------------------------------    DECEMBER  31,
                                     1998        1997       1996(1)    1995        1994
                                     ----        ----       ----       ----        ----
Net Asset Value,  Beginning
 of Period                         $  25.32    $  21.19     $ 16.41    $14.72      $14.73
                                   --------    --------     -------    ------      ------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net Investment Income                  0.56        0.54        0.56      0.68        0.02
Net Realized and Unrealized
 Gains (Losses)                       (4.63)       4.47        5.21      1.70        0.11
                                   --------    --------     -------    ------      ------
Total From Investment Operations      (4.07)       5.01        5.77      2.38        0.13
                                   --------    --------     -------    ------      ------
DIVIDENDS AND DISTRIBUTIONS
Net Investment Income                 (0.56)      (0.54)      (0.63)    (0.69)      (0.02)
Distributions from Realized Gains        --       (0.27)      (0.25)       --       (0.12)
Return of Capital                     (0.02)      (0.07)      (0.11)       --          --
                                   --------    --------     -------    ------      ------
Total Dividend and  Distributions     (0.58)      (0.88)      (0.99)    (0.69)      (0.14)
                                   --------    --------     -------    ------      ------
 Net Asset Value, End of Period    $  20.67    $  25.32     $ 21.19    $16.41      $14.72
                                   ========    ========     =======    ======      ======
TOTAL RETURN (1)                     (16.21)%     23.88%      35.99%    16.59%       0.89%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)                     $143,993    $114,283     $10,919    $  414      $   34
Ratio of Expenses to Average
 Net Assets                            2.02%       2.04%       2.22%     2.39%       2.64%*
Ratio of Net Investment Income
 to Average Net Assets                 2.59%       2.60%       3.46%     4.48%       3.20%*
Portfolio Turnover Rate(3)            19.14%      12.50%      18.60%    38.82%      35.80%

(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

* Annualized

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS C

                                                                 AUGUST 13, 1997
                                                                  (INCEPTION
                                                    YEAR            OF CLASS)
                                                    ENDED           THROUGH
                                                 DECEMBER 31,     DECEMBER 31,
                                                     1998             1997
                                                     ----             ----
Net Asset Value, Beginning of Period               $ 25.49           $23.41
                                                   -------           ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income                                0.53              0.18
Net Realized and Unrealized Gains (Losses)          (4.62)             2.42
                                                   ------            ------
Total From Investment Operations                    (4.09)             2.60
                                                   ------            ------
DIVIDENDS AND DISTRIBUTIONS
Net Investment Income                               (0.53)            (0.18)
Distributions from Realized Gains                        -            (0.27)
Return of Capital                                   (0.06)            (0.07)
                                                   ------            ------
Total Dividend and Distributions                    (0.59)            (0.52)
                                                   ------            ------
 Net Asset Value, End of Period                   $ 20.81            $25.49
                                                  =======            ======

TOTAL RETURN(1)                                    (16.20)%           11.12%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000 omitted)           $34,336            $8,322
Ratio of Expenses to Average Net Assets             2.02%              2.03%*
Ratio of Net Investment Income to Average
 Net Assets                                         2.59%              2.56%*
Portfolio Turnover Rate(2)                         19.14%             12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

* Annualized

See Notes to Financial Statements.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS Y

                                                                 NOVEMBER 8,1996
                                                                   (INCEPTION
                                                                    OF CLASS)
                                    YEAR ENDED     YEAR ENDED       THROUGH
                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                      1998           1997             1996
                                      ----           ----             ----
Net Asset Value,  Beginning
 of Period                         $ 25.56         $ 21.37           $ 19.29
                                   -------         -------           -------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net Investment Income                 0.83            0.79              0.13
Net Realized and Unrealized
 Gains (Losses)                      (4.67)           4.54              2.35
                                   -------         -------           -------
Total From Investment Operations     (3.84)           5.33              2.48
                                   -------         -------           -------
DIVIDENDS AND DISTRIBUTIONS
Net Investment Income                (0.83)          (0.79)            (0.13)
Distributions from Realized Gains       --           (0.27)            (0.25)
Return of Capital                    (0.03)          (0.08)            (0.02)
                                   -------         -------           -------
Total Dividend and  Distributions    (0.86)          (1.14)            (0.40)
                                   -------         -------           -------
 Net Asset Value, End of Period    $ 20.86         $ 25.56           $ 21.37
                                   =======         =======           =======
TOTAL RETURN (1)                    (15.20)%         25.29%            12.89%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000 omitted)                     $37,054         $27,147           $18,165
Ratio of Expenses to Average
 Net Assets                           0.83%(2)        1.00%             1.18%*
Ratio of Net Investment Income
 to Average Net Assets                3.79%           3.47%             4.22%*
Portfolio Turnover Rate(3)           19.14%          12.50%            18.60%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

* Annualized

See Notes to Financial Statements.

DAVIS SERIES, INC.
INCOME TAX INFORMATION (UNAUDITED)
December 31, 1998
================================================================================
    In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998.
Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

DAVIS GROWTH OPPORTUNITY FUND

    Distributions of $1.03 per share were paid to Class A, Class B, Class C and Class Yshareholders during the calendar year 1998, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    None of the dividends paid by the Fund during the calendar year ended 1998 are eligible for the corporate dividend-received deduction.

DAVIS GOVERNMENT BOND FUND

    None of the dividends paid by the Fund during the calendar year ended 1998 are eligible for the corporate dividend-received deduction.

DAVIS CONVERTIBLE SECURITIES FUND

    Distributions  of $1.04000,  $0.81850,  $0.83350 and $1.11980 per share were paid to Class A, Class B, Class C and Class Yshareholders during the calendar year 1998, of which $0.27000 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    Dividends paid by the Fund during the calendar year ended 1998 which are not designated as capital gain distributions should be multiplied by 37.6% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS REAL ESTATE FUND

    Dividends paid by the Fund during the calendar year ended 1998 which are not designated as capital gain distributions should be multiplied by 7.1% to arrive at the net amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assists shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS SERIES, INC.
INDEPENDENT AUDITORS' REPORT
================================================================================
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS SERIES, INC.:

     We have audited the accompanying statements of assets and liabilities of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund including the schedules of investments as of December 31, 1998 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1997 and the financial highlights for each of the years in the four-year period ended December 31, 1997 were audited by other auditors whose report dated February 13, 1998, expressed an unqualified opinion of this information.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund as of December 31, 1998, and the results of operations, the changes in net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                    KPMG LLP
Denver, Colorado
February 5, 1999

                                            DAVIS SERIES, INC.

       124 East Marcy Street Santa Fe, New Mexico 87501

          DIRECTORS                                 OFFICERS
      Jeremy H. Biggs                            Jeremy H. Biggs
      Wesley E. Bass, Jr.                          CHAIRMAN
      Marc P. Blum                               Shelby M.C. Davis
      Andrew A. Davis                              PRESIDENT
      Christopher C. Davis                       Kenneth C. Eich
      Jerry D. Geist                               VICE PRESIDENT
      D. James Guzy                              Sharra L. Reed
      G. Bernard Hamilton                          VICE PRESIDENT,
      LeRoy E. Hoffberger                          TREASURER &
      Laurence W. Levine                           ASSISTANT SECRETARY
      Christian R. Sonne                         Thomas D. Tays
                                                   VICE PRESIDENT & SECRETARY
                                                 Christopher C. Davis
                                                   VICE PRESIDENT
                                                 Andrew A. Davis
                                                   VICE PRESIDENT
                                                 Carolyn H Spolidoro
                                                   VICE PRESIDENT


INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
(800) 279-2279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202
================================================================================

FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
                                       95